SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box;

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

The ADT Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The ADT Corporation 1501 Yamato Road Boca Raton, Florida 33431

January 22, 2016

Dear ADT Stockholder:

You are cordially invited to attend The ADT Corporation’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 8:30 a.m. Eastern Time, on Tuesday, March 15, 2016 in the Grand Ballroom at the Farmer’s Table Event Center, 1901 N. Military Trail, Boca Raton, Florida 33431. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting and Proxy Statement, which provides information required by applicable laws and regulations.

In accordance with U.S. Securities and Exchange Commission rules, we are sending stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials and voting via the Internet. This Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe use of the Internet makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Your vote is important and we encourage you to vote whether you are a registered owner or a beneficial owner (because your shares are held in a stock brokerage account or by a bank or other nominee), and whether or not you plan to attend the Annual Meeting. If you are a registered owner of ADT common stock and do not plan to vote in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting. If you are a beneficial owner, the registered owner will communicate with you about how to vote your shares.

Thank you for your continued interest in ADT.

Yours sincerely,

Bruce Gordon

Chairman of the Board of Directors

The ADT Corporation

Notice of 2016 Annual Meeting of Stockholders

When:	Tuesday, March 15, 2016 at 8:30 a.m. Eastern Time

Where:	Grand Ballroom, Farmer’s Table Event Center, 1901 N. Military Trail, Boca Raton, Florida 33431

Who Can Vote:	Stockholders of ADT common stock at the close of business on January 15, 2016

Date of Mailing or Availability Date:

Beginning on or about January 22, 2016, this Notice of Annual Meeting and the 2016 Proxy Statement are being mailed or made available, as the case may be, to stockholders of record on January 15, 2016.

Items of Business:

• To elect the members of our Board of Directors, each as named in the 2016 Proxy Statement.

•  To ratify the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for fiscal year 2016.

•  To approve, in a non-binding vote, the compensation of the Company’s named executive officers.

•  To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Proxy Voting:

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. Stockholders who do not receive paper copies of our proxy materials can vote their shares by following the voting instructions provided on the Notice of Internet Availability of Proxy Materials. If you are a registered owner and requested a paper copy of the proxy materials, you can vote your shares by proxy by completing and returning your proxy card or by following the Internet or telephone voting instructions provided on the proxy card. If you sign the proxy card and do not provide instructions on how to vote, the proxies will vote your shares as recommended by the Board of Directors. You can change your vote or revoke your proxy at any time prior to the Annual Meeting by following the instructions on page 2 of the 2016 Proxy Statement and on the proxy card. Beneficial owners should contact their broker. Beneficial owners who received or requested a paper copy of the proxy materials may submit voting instructions to their bank, broker or other nominee by completing and returning their voting instruction form or by following the Internet or telephone voting instructions provided on the voting instruction form.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on March 15, 2016. The Company’s 2016 Proxy Statement and 2015 Annual Report are available online at www.proxyvote.com.

By Order of the Board of Directors,

Lorna R. Simms

Corporate Secretary

January 22, 2016

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement before you vote.

Meeting Agenda	Board & Governance Highlights
ELECTION OF 9 DIRECTORS....page 15	Governance Changes Since 2015 Annual Meeting

✓    Your Board recommends a vote for each director nominee

MANAGEMENT PROPOSALS

•       Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for FY2016...page 51

•       Approval, in a non-binding vote, of the compensation of our named executive officers...page 52

✓     Your Board recommends a vote for both proposals

•       Strengthened cybersecurity oversight with Audit Committee receiving frequent reports on cyber and product security

•       Enhanced investor outreach process by inviting our largest institutional investors to meet with our independent directors and adopted a stockholder communication and engagement policy

•      Increased corporate political spending oversight with the issuance of The ADT Corporation U.S. Political Activity Statement (see www.adt.com)

•       Enhanced ADT’s environmental sustainability commitment with the release of its 2015 annual Sustainability Report (see www.adt.com)

The ADT Corporation

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

Questions and Answers about Voting Your Shares

Why did I receive these proxy materials?

The ADT Corporation (“ADT” or the “Company”) has sent you a Notice of Internet Availability of Proxy Materials and/or Notice of Annual Meeting and Proxy Statement, together with a proxy card, because ADT’s Board of Directors is soliciting your proxy to vote at the Annual Meeting of Stockholders scheduled to be held on March 15, 2016 (the “Annual Meeting”). This Proxy Statement contains information about the items being voted on at the Annual Meeting and important information about ADT. ADT’s 2015 Annual Report on Form 10-K, which includes ADT’s consolidated financial statements for the fiscal year ended September 25, 2015 (the “Annual Report”), is also included in the proxy materials. ADT has made the proxy materials available to each person who is registered as a holder of its shares in its register of stockholders (such owners are often referred to as “stockholders of record” or “registered stockholders”) as of the close of business on January 15, 2016, the record date for the Annual Meeting. Any ADT stockholder as of the record date who does not receive a paper copy of the Notice of the Annual Meeting and Proxy Statement, together with the enclosed proxy card and the Annual Report, may obtain a copy at the Annual Meeting or by contacting ADT at (561) 322-4958 or investorrelations@adt.com.

ADT has requested those banks, brokerage firms and other nominees who hold ADT shares on behalf of the owners of the shares (such owners are often referred to as “beneficial owners,” “beneficial stockholders” or “street name holders”) as of the close of business on January 15, 2016 to forward the proxy materials, together with a voting instruction form, to those beneficial stockholders. ADT has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Why did I receive a one-page notice in the mail regarding the Internet Availability of Proxy Materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials over the Internet. We believe that this e-proxy process will expedite our stockholders’ receipt of proxy materials, lower our costs in connection with our Annual Meeting and reduce the environmental impact of our Annual Meeting. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about January 22, 2016 to stockholders of record entitled to vote at the Annual Meeting. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials unless you specifically request a printed copy.

All stockholders will have the ability to access the proxy materials on a website referred to in the Notice, to download printable versions of the proxy materials from our website or to request and receive a paper or email copy of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed or email copy from us may be found on the Notice. If you receive paper copies of the proxy materials, a proxy card will also be enclosed.

Who is entitled to vote?

On January 15, 2016, there were 165,311,461 shares outstanding and entitled to vote at the Annual Meeting. Stockholders registered in our share register at the close of business on January 15, 2016 are entitled to vote at the Annual Meeting.

How many votes do I have?

Every stockholder of a share of common stock on the record date will be entitled to one vote per share for each director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name, as registered shares entitled to voting rights in our share register operated by our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the stockholder of record and the Notice or, if requested, paper or emails copies of these proxy materials are being sent to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the Company officers named in the proxy card, or to grant a written proxy to any person (who does not need to be a stockholder), or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice or, if requested, paper copies of these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual Meeting.

The ADT Corporation	2016 Proxy Statement 1

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING—CONTINUED

However, since you are not the stockholder of record, you may only vote these shares in person at the Annual Meeting if you follow the instructions described below under the headings “How do I attend the Annual Meeting?” and “How do I vote?” If you have received paper copies of the proxy materials, your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.

How do I vote?

Stockholders of record can vote in the following ways:

•

By Mail: If you are a stockholder of record and elect to receive a paper copy of your proxy materials, you can vote by marking, dating and signing the proxy card and returning it by mail in the enclosed postage-paid envelope.

•

By Internet or Telephone: You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card or in the Notice previously sent to you. You can vote using a touchtone telephone by calling 1-800-690-6903.

•	At the Annual Meeting: If you are a stockholder of record planning to attend the Annual Meeting and wish to vote your shares in person, we will give you a ballot at the meeting.

Even if you plan to be present at the Annual Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy or vote by phone or the Internet. Telephone and Internet voting facilities for stockholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on March 14, 2016. Proxy cards mailed by holders of record must be received no later than March 14, 2016 in order to be counted in the vote.

If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who own their shares in street name are not able to vote at the Annual Meeting unless they have a proxy, executed in their favor, from their broker, bank or other nominee, the stockholder of record of their shares.

How do I vote by proxy given to a Company officer if I am a stockholder of record?

If you properly fill in your proxy card appointing an officer of the Company as your proxy and submit it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed.

If other matters are properly presented at the Annual Meeting and any adjournment or postponement thereof for consideration and you are a stockholder of record and have submitted a proxy, the persons named as proxies will have the discretion to vote on those other matters for you.

At the time we began printing this Proxy Statement, we knew of no matters intended to be raised at the Annual Meeting other than those described in this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual Meeting.

How do I attend the Annual Meeting?

All stockholders as of January 15, 2016 are invited to attend and vote at the Annual Meeting. For admission to the Annual Meeting, if you are a stockholder of record, you should bring the admission ticket which is part of the proxy card and a form of photo identification to the Registered Stockholders check-in area, where your ownership will be verified. Those who beneficially own shares should come to the Beneficial Owners check-in area. To be admitted, if you are a beneficial owner, you must bring an account statement or letter from your bank, broker or nominee showing that you own ADT shares as of January 15, 2016 along with a form of photo identification. Registration will begin at 8:00 a.m., and the Annual Meeting will begin at 8:30 a.m.

What if I return my proxy card but do not mark it to show how I am voting?

Your shares will be voted according to the instructions you have indicated. If you sign and return your proxy card but do not indicate instructions for voting, your shares will be voted: “FOR” the election of all nominees to the Board of Directors named on the proxy card; “FOR” the ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for fiscal year 2016; and “FOR” the approval, in a non-binding vote, of the compensation of ADT’s named executive officers.

If other matters are properly presented at the Annual Meeting and any adjournment or postponement thereof for consideration and you are a stockholder of record and have submitted a proxy, the persons named as proxies will have the discretion to vote on those matters for you.

May I change or revoke my vote after I submit my vote via telephone or the Internet, or return my proxy?

Stockholders of record may change their vote by:

•

If you are a stockholder of record, by notifying our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy provided that such notice is received no later than March 14, 2016;

•	Submitting another proxy card with a later date that is received not later than March 14, 2016;

•	Voting in person at the Annual Meeting; or

•

If you voted by telephone or the Internet, submitting subsequent voting instructions through the telephone or Internet before the closing of those voting facilities at 11:59 p.m., Eastern Time on March 14, 2016.

•	If you beneficially own your shares, you may submit new voting instructions by contacting your broker, bank or other nominee.

2	The ADT Corporation	2016 Proxy Statement

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING—CONTINUED

What does it mean if I receive more than one proxy or voting instruction form?

It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares. Beneficial owners sharing an address who are receiving multiple copies of the Proxy Statement and Annual Report will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of ADT’s shares, your broker, bank or other nominee may deliver only one copy of the Proxy Statement and Annual Report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. For more information, please see “Householding of Proxy Materials on page 53 of this Proxy Statement.

What proposals are being presented at the Annual Meeting?

ADT intends to present proposals numbered 1 through 3 for stockholder consideration and voting at the Annual Meeting. These proposals are for:

1.	Election of the nominees to the Board of Directors, each as named in this Proxy Statement.

2.	Ratification of the appointment of Deloitte & Touche LLP as ADT’s Independent Registered Public Accounting Firm for fiscal year 2016.

3.	Approval, in a non-binding vote, of the compensation of the Company’s named executive officers.

Other than matters incidental to the conduct of the Annual Meeting and those set forth in this Proxy Statement, ADT does not know of any other business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the named proxies the authority to vote on the matter in their discretion, and such named proxies will vote in accordance with the recommendations of the Board of Directors.

How does a stockholder submit a proposal for the 2017 Annual Meeting?

Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), establishes the eligibility requirements and the procedures that must be followed for a stockholder proposal to be included in a public company’s proxy materials. Under the rule, if a stockholder wants to include a proposal in ADT’s proxy materials for its 2017 Annual Meeting, the proposal must be received by ADT at its principal executive offices on or before September 24, 2016 (120 calendar days prior to the 1-year anniversary of the 2016 proxy statement’s release to stockholders) and comply with specified eligibility requirements and procedures in Exchange Act Rule 14a-8. An ADT stockholder who wants to present a matter for action at the 2017 Annual Meeting, but chooses not to do so under Exchange Act Rule 14a-8 (i.e., is not requesting that the proposal be included in ADT’s proxy materials), must deliver to the Corporate Secretary of ADT, at its principal executive offices, on or after November 15, 2016 and no later than December 15, 2016 (not less than 90 nor more than 120 days prior to the one-year anniversary of the Annual Meeting), a written notice to that effect; provided, however, in the event that the date of the 2017 Annual Meeting is convened more than 30 days prior to or delayed by more than 70 days after the anniversary date of the 2016 Annual Meeting, such notice must be received no earlier than 120 calendar days prior to the 2017 Annual Meeting and not later than the close of business on the later of the 90th day before the 2017 Annual Meeting or the 10th day following the date on which public announcement of the date of the 2017 Annual Meeting is first made.

In either case, as well as for stockholder nominations for directors, the stockholder must also comply with the requirements in the Company’s Amended and Restated By-laws (the “By-laws”) with respect to a stockholder properly bringing business before the Annual Meeting. (You can request a copy of the By-laws from our Corporate Secretary.)

Can a stockholder nominate director candidates?

The Company’s By-laws permit stockholders to nominate directors at the Annual Meeting. To make a director nomination at the 2017 Annual Meeting, you must submit a notice with the name of the candidate on or after November 15, 2016 and no later than December 15, 2016 (not less than 90 nor more than 120 days prior to the one-year anniversary of the Annual Meeting) to the Corporate Secretary of ADT, at its principal executive offices. The nomination and notice must meet all other qualifications and requirements of the Company’s Board Governance Principles, By-laws and Regulation 14A of the Exchange Act. In addition, the Nominating and Governance Committee of the Board of Directors will consider director candidates recommended by stockholders that satisfy our By-law requirements for nominations and evaluates all director nominee candidates in the same manner, regardless of the source of the recommendation. These standards are discussed in further detail below on page 14 under “Corporate Governance of the Company-Director Nomination Process.” (You can request a copy of the nomination requirements from our Corporate Secretary.)

What constitutes a quorum?

In order to conduct business at the Annual Meeting, it is necessary to have a quorum. The holders of record of a majority of the voting power of the issued and outstanding shares of common stock of the Company entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

How many votes are required to approve each item?

Election of each director nominee requires the affirmative vote of a majority of the votes cast with respect to the director at the Annual Meeting, provided that in a “contested election” of directors, directors shall be elected by the vote of a plurality of the votes cast. Proposals No. 2 and 3 require the affirmative vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter. Proposals No. 2 and 3 are advisory in nature and are non-binding.

The ADT Corporation	2016 Proxy Statement 3

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING—CONTINUED

What is the effect of broker non-votes and abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda proposal because the broker does not have discretionary voting power for that particular proposal and has not received voting instructions from the beneficial owner. Under the current New York Stock Exchange (“NYSE”) rules, although brokers have discretionary power to vote your shares with respect to “routine” matters, they do not have discretionary power to vote your uninstructed shares on “non-routine” matters. We believe the following proposals will be considered “non-routine” under the NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate voting instructions from you: Proposal No. 1 (Election of Directors) and Proposal No. 3 (Non-Binding Advisory Vote on Compensation of the Named Executive Officers). Broker non-votes will have no effect on the outcomes of Proposal No. 1 or Proposal No. 3.

Shares owned by stockholders electing to abstain from voting and broker non-votes will be regarded as present at the meeting for purposes of determining whether a quorum is present. Votes cast shall exclude abstentions and therefore abstentions will have no effect on Proposal No. 1, but abstentions will have the effect of an “AGAINST” vote on each of Proposal No. 2 (Ratification of the appointment of Deloitte & Touche LLP as ADT’s Independent Registered Public Accounting Firm for fiscal year 2016) and Proposal No. 3 (Non-Binding Advisory Vote on Compensation of the Named Executive Officers).

What happens if a nominee for director declines or is unable to accept election?

As of the mailing of this Proxy Statement, our Board of Directors does not know of any reason why any director nominee would be unable to serve as a director.

If any nominee is unable to serve, the Board of Directors can either nominate a different individual or reduce the size of the Board. If it nominates a different individual, the shares represented by all valid proxies will be voted for that nominee.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the inspector of elections and will tabulate the votes.

Costs of Solicitation

The costs of solicitation of proxies will be paid by ADT. ADT has engaged MacKenzie Partners, Inc. as the proxy solicitor for the Annual Meeting for an approximate fee of $10,000, plus reasonable out-of-pocket expenses. In addition to the use of the mails, certain directors, officers or employees of ADT may solicit proxies by telephone, electronic communication or personal contact. Upon request, ADT will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.

Returning Your Proxy or Voting Instruction Form

ADT stockholders of record who have received paper copies of the proxy materials should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the Annual Meeting, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by the times (being local times) and dates specified therein:

Vote Processing c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

If your shares are held in street name and you have received paper copies of the proxy materials, you should return your voting instruction form in accordance with the instructions on that form or as provided by the bank, brokerage firm or other nominee who holds shares of ADT common stock on your behalf.

4	The ADT Corporation	2016 Proxy Statement

CORPORATE GOVERNANCE OF THE COMPANY

CORPORATE GOVERNANCE OF THE COMPANY

Board of Directors

The business of the Company is managed under the direction of its Board of Directors. The Board of Directors delegates its authority to management for managing the everyday affairs of the Company. Strong corporate governance is and has been a long-standing priority at ADT. The Board of Directors believes that sound corporate governance is the foundation for financial integrity, investor confidence and superior performance, and it is committed to recruiting and retaining directors and officers of proven leadership and personal integrity. To further these goals, the Board of Directors has adopted the ADT Board Governance Principles. The Board of Directors reviews these Principles, at least annually, and updates the Principles as necessary to reflect changing regulatory requirements, evolving practices and input from stockholders. The ADT Board Governance Principles are posted on the Company’s website at http://investors.adt.com. A copy of the Principles is available to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

Board Leadership Structure

The Board of Directors does not have a formal policy regarding the separation of the roles of Chairman and Chief Executive Officer, as it believes it is in the best interests of the Company and its stockholders to make that determination based on the business needs of the Company and the membership of the Board at a given time. The Company has had an independent Chairman since it became a standalone publicly-traded company in September 2012, and the Board of Directors believes that having separate Chairman and Chief Executive Officer positions, and having an independent director serve as Chairman, continues to be the appropriate leadership structure for the Company at this time. The Board of Directors believes that the current leadership structure enables the Chief Executive Officer to focus on the operations of the Company’s business, while the independent Chairman focuses on leading the Board in its responsibilities and helping the Board ensure that management is acting in the best interests of the Company and its stockholders.

The Board’s Oversight of Risk Management

Risk is an inherent part of ADT’s business activities and risk management is critical to the Company’s innovation and success. The Company’s compensation programs are designed to motivate employees to take appropriate levels of risks that are aligned with the Company’s strategic goals, without encouraging or rewarding excessive risk. The Board of Directors is responsible for evaluating the Company’s major risks and for determining that appropriate risk management and control procedures are in place and that senior executives take the appropriate steps to manage all major risks.

As part of its enterprise risk management (“ERM”) program, the Company conducts an annual risk assessment survey covering risks, among others, in finance, operations, strategy, compliance, information technology, human resources, environment, health, safety and welfare, brand reputation, innovation, litigation, risk management, public affairs and competition. The Board of Directors has delegated responsibility for the oversight of the ERM program to its Nominating and Governance Committee. The Company formed the Enterprise Risk Management Council (the “ERMC”), which is chaired by the Chief Legal Officer, and consists of other senior executives from Risk Management, Internal Audit, IT, Corporate Development, Operations, Finance, Innovation and Technology, Marketing and Environmental, Health & Safety. The ERMC meets periodically to (i) review the results of the annual risk assessment survey and to identify the top enterprise risks, (ii) determine specified risk owners, (iii) monitor the implementation of mitigation plans, and (iv) update and obtain direction from the Nominating and Governance Committee on a regular basis.

Throughout the year, the Board of Directors dedicates a portion of its meetings to review and discuss specific risks and mitigation processes in greater detail. Oversight of certain specific risks is delegated to the following committees of the Board of Directors:

Audit Committee—oversees risks relating to the Company’s major financial risk exposures including financial statements and financial reporting and controls, internal controls, cybersecurity risk oversight and legal, regulatory and compliance risks, and steps taken by management to monitor and control such exposures.

Compensation Committee—oversees risks arising from the Company’s compensation policies and programs for all employees and the non-management directors.

Nominating and Governance Committee—oversees risks related to the Company’s governance structure and process as well as oversee the ERMC as described above.

The Board’s Role in Strategy Oversight

The Board of Directors as a whole is constituted to be strong in its collective knowledge and has diversity of skills and experience with respect to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance, and global markets. Setting the strategic course of the Company involves a high level of constructive engagement between management and the Board of Directors. In addition to dedicating a multi-day meeting to strategy discussions annually, the Board of Directors receives information and updates from management with respect to strategy throughout the year and discusses strategy periodically at Board meetings.

The ADT Corporation	2016 Proxy Statement 5

CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Board Evaluations

The Board of Directors and committees conduct annual self-assessments to assess the qualifications, attributes, skills and experience represented on the Board and to determine the effectiveness of the Board and each committee. As part of this process, directors are asked to complete a written Board questionnaire and committee self-assessments. The questionnaire and self-assessments focus on the Board’s and committees’ contribution to the Company and on areas in which the Board of Directors believes that the Board or any of its committees could improve. This process enables directors to provide anonymous and confidential feedback, which is then summarized and compiled into a report and reviewed by the Chairman of the Board. The Chairman then discusses the findings in a report with the full Board and oversees the full Board’s review of its performance.

Attendance at Meetings

The Board of Directors met eight times during fiscal year 2015. ADT policy dictates that the Board of Directors meets at least five times a year, and additional meetings may be called in accordance with our By-laws. One of these meetings is scheduled in conjunction with the Company’s annual meeting of stockholders, and Board members are required to be in attendance at the annual meeting of stockholders in person or, via exception, by telephone. No current director attended fewer than 75 percent of the board meetings held, including meetings held by all committees of the Board of Directors on which such director served. All of the current directors attended the 2015 Annual Meeting of Stockholders.

Executive Sessions

The non-management directors of the Company meet in executive sessions without management on a regular basis. The Chairman of the Board of Directors presides at such executive sessions (the “Presiding Director”). In the absence of the Presiding Director, the non-management directors will designate another director to preside over such executive sessions.

Investor Engagement

In 2015, the Board of Directors adopted the Stockholder Communication and Engagement Policy. The Stockholder Communication and Engagement Policy is posted on the Company’s website at http://investors.adt.com. Consistent with this Policy, the Company instituted a process to provide an opportunity for certain institutional investors with substantial ownership positions to meet with one or more of the Company’s independent directors. This allows directors to directly discuss and receive investors’ views on, among other topics, the Company’s strategy, compensation philosophy and programs, Board structure and composition, and corporate governance practices and disclosure. A copy of the Stockholder Communication and Engagement Policy is available to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, FL 33431.

Communicating with the Board

Management speaks on behalf of the Company, and the Board of Directors normally communicates through management with outside parties, including stockholders, business journalists, equity analysts, rating agencies, and government regulators. Stockholders and all other interested parties can directly raise issues with the Board of Directors, including the non-management directors as a group, via email at directors@adt.com. The Board of Directors periodically reviews all pertinent communications from stockholders and other interested parties.

6	The ADT Corporation	2016 Proxy Statement

CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Board Committees

The Board of Directors maintains three standing committees: Audit, Compensation, and Nominating and Governance, and each of these committees is entirely composed of independent directors. The table below indicates the members of each Board committee:

•

The independent directors as a group elect the members and the chair of the Nominating and Governance Committee. Assignments to, and chairs of, the Audit and Compensation Committees are recommended by the Nominating and Governance Committee and selected by the Board of Directors. All committees report regularly on their activities to the Board of Directors.

•

The Chairman of the Board of Directors may convene a “special committee” to review certain material matters being considered by the Board of Directors from time to time. The special committee will report their activities to the Board of Directors.

•

To ensure effective discussion and decision making while at the same time having a sufficient number of independent directors for its three standing committees, the Board of Directors is normally constituted of between seven and nine directors but may consist of as many as twelve directors as determined by the Board of Directors from time to time. Subject to ADT’s certificate of incorporation, the number of directors shall be fixed by resolution of the Board of Directors, and vacancies occurring in the Board of Directors may be filled only by a majority of the vote of the remaining directors then in office.

•	The Nominating and Governance Committee annually reviews the organization of the Board of Directors and recommends appropriate changes to the full Board of Directors.

Each of the committees operates under a written charter that is posted to our website at http://investors.adt.com. We will also provide a printed copy of the committee charters to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) and Rule 10A-3 under the Exchange Act.

Primary Responsibilities

•       overseeing the quality and integrity of our annual audited and quarterly unaudited financial statements, accounting practices and financial information that we provide to the SEC or the public;

•       selecting our independent registered public accounting firm, such selection to be presented by our Board of Directors to our stockholders for their ratification at the annual meeting of stockholders;

•       pre-approving all services to be provided to us by our independent registered public accounting firm;

•       conferring with our independent registered public accounting firm to review the plan and scope of its proposed financial audits and quarterly reviews, as well as its findings and recommendations upon the completion of the audits and such quarterly reviews;

•       reviewing the independence of the independent registered public accounting firm;

•       overseeing our internal audit function;

•       meeting with the independent registered public accounting firm, our appropriate financial personnel and internal auditor regarding our internal controls, critical accounting policies and other matters; and

•       overseeing all of our compliance, internal controls, cybersecurity risk and risk management policies.

Financial Expertise, Independence and Financial Literacy

The Board of Directors has determined that the committee chairman, Mr. Colligan, and Ms. Hyle each qualify as an “audit committee financial expert” as defined by the rules of the SEC.

The Audit Committee is comprised of directors who meet the independence requirements set forth in the listing standards of the NYSE, our Board Governance Principles and in accordance with the Audit Committee charter, are “financially literate” as defined by the NYSE rules and have accounting or related financial management expertise as such terms are interpreted by the Board of Directors in its business judgment. None of our Audit Committee members simultaneously serves on more than two other public company audit committees.

Report

The Audit Committee Report is set forth on page 50 of this Proxy Statement.

Charter

The Audit Committee charter is posted to our website at http://investors.adt.com. A printed copy of the Audit Committee charter is available to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

Met nine times in FY 2015
Committee Members Thomas Colligan (Chairman) Bridgette Heller Kathleen Hyle Christopher Hylen

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Compensation Committee

The Compensation Committee oversees the Company’s overall compensation structure, policies and programs, including strategic compensation programs for our executive officers that align the interests of our executive officers with those of our stockholders, and assesses whether the Company’s compensation structure establishes appropriate incentives for management and employees.

Primary Responsibilities

•       proposing to our Board of Directors incentive compensation plans and equity-based plans, including performance objectives and metrics associated with these plans, on an annual basis for the CEO;

•       reviewing annually the CEO’s performance and proposing to our independent directors CEO compensation (including salary, bonus, equity-based grants and any other long-term cash compensation);

•       reviewing annually talent development and succession plans for executive officers other than the CEO and making recommendations to our Board of Directors;

•       administering the Company’s equity incentive plans, including the review and grant of stock options and other equity incentive grants to executive officers;

•       establishing, in collaboration with the Nominating and Governance Committee, compensation for non-management directors;

•       monitoring compliance by officers and directors with the Company’s stock ownership guidelines;

•       conducting an annual risk assessment of the Company’s compensation programs; and

•       reviewing and approving employment, retirement, severance and change-in-control agreements/arrangements for our executive officers.

For more information on the Compensation Committee, please see the Compensation Discussion and Analysis in this Proxy Statement.

Independence

The Compensation Committee is comprised of directors who meet the independence requirements, including the heightened independence criteria, set forth in the listing standards of the NYSE, our Board Governance Principles and in accordance with the Compensation Committee charter, are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”)).

Report

The Report of the Compensation Committee is set forth on page 38 of this Proxy Statement.

Charter

The Compensation Committee charter is posted to our website at http://investors.adt.com. A printed copy of the Compensation Committee charter is available to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

Met six times in FY 2015
Committee Members Timothy Donahue (Chairman) Richard Daly Robert Dutkowsky

Independent Compensation Consultant

The Compensation Committee has engaged Farient Advisors LLC (“Farient”) as its independent external advisor. For more information on Farient, please see page 34 of the Compensation Discussion and Analysis in this Proxy Statement.

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Nominating and Governance Committee	The Nominating and Governance Committee plays a leadership role in the Company’s corporate governance policies and any related matters required by federal securities laws.
Met five times in FY 2015 Committee Members Bruce Gordon (Chairman) Thomas Colligan Timothy Donahue

Primary Responsibilities

•       dveloping and recommending to our Board of Directors our corporate governance principles and otherwise taking a leadership role in shaping our corporate governance;

•       reviewing and evaluating the adequacy of and recommending to our Board of Directors amendments to our By-laws, certificate of incorporation, committee charters and other governance policies;

•       reviewing and making recommendations to our Board of Directors regarding the purpose, structure and operations of our various board committees;

•       identifying, reviewing and recommending to our Board of Directors individuals for election or re-election to the Board of Directors, consistent with criteria approved by the Board of Directors;

•       overseeing the Chief Executive Officer succession planning process, including an emergency succession plan, and making recommendations to our Board of Directors;

•       establishing, in collaboration with the Compensation Committee, compensation for non-management directors;

•       establishing criteria and qualifications for board membership, including standards for assessing independence;

•       overseeing the Company’s Environmental, Health & Safety management program;

•       ensuring the appropriate process is in place to perform and review the Company’s enterprise-wide risk assessments;

•       overseeing the Board of Directors’ annual self-evaluation; and

•       overseeing and monitoring general governance matters including communications with stockholders, regulatory developments relating to corporate governance and our corporate social responsibility activities.

Independence

The Nominating and Governance Committee is comprised of directors who meet the independence requirements set forth in the listing standards of the NYSE, our Board Governance Principles and in accordance with the Nominating and Governance Committee charter.

Charter

The Nominating and Governance Committee charter is posted to the Company’s website at http://investors.adt.com. A printed copy of the Nominating and Governance Committee charter is available to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Director Independence

To maintain its objective oversight of management, the Board of Directors currently consists of all independent directors, with the exception of Mr. Gursahaney, the current Chief Executive Officer of the Company. The Board of Directors has adopted categorical standards designed to assist it in assessing director independence (the “Independence Standards”). The Independence Standards are included in our Board Governance Principles which can be found on our website at http://investors.adt.com. The Independence Standards have been designed to comply with the standards required by the NYSE. In addition, committee members are subject to any additional independence requirements that may be required by law, regulation or NYSE listing standards.

Based on an annual evaluation performed by, and recommendations made by, the Nominating and Governance Committee, our Board of Directors annually determines the independence of each director. Under our Board Governance Principles and NYSE listing standards, a director is not independent unless the Board of Directors makes an affirmative determination that such director has no material relationships with the Company (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Company).

Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.

Our Board of Directors has affirmatively determined that each of Mr. Colligan, Mr. Daly, Mr. Donahue, Mr. Dutkowsky, Mr. Gordon, Ms. Heller, Ms. Hyle and Mr. Hylen has satisfied the Independence Standards as well as the independence requirements of the NYSE. Mr. Gursahaney, the current Chief Executive Officer of the Company, is not independent because of his role as an executive officer of the Company.

In making its independence determinations, the Board of Directors considered and reviewed the various commercial and employment transactions and relationships known to the Board of Directors (including those identified through annual directors’ questionnaires) that exist between us and our subsidiaries and the entities with which certain of our directors are, or have been, affiliated. Specifically, the Board’s independence determinations included reviewing the following transactions:

As stated in his biography on page 16 of this Proxy Statement, Richard Daly is the Chief Executive Officer and President of Broadridge and a member of the board of directors of Broadridge. During fiscal year 2015, Broadridge provided proxy processing and mailing services, including conduit payments to banks and brokers (collectively, the “ADT Proxy Payments”) provided by Broadridge to the Company. The ADT Proxy Payments totaled $328,316 in 2015 and since the ADT Proxy Payments were less than the greater of $1 million or 2% of Broadridge’s consolidated gross revenues in any of the last three fiscal years, and were below the thresholds set forth under our Independence Standards, the Nominating and Governance Committee determined that Mr. Daly satisfied the Independence Standards, including the independence requirements of the NYSE.

During fiscal year, 2013, ADT Security Services Canada, Inc., a subsidiary of the Company entered into a service contract for equipment, materials and services with Tech Data Canada Corporation, a subsidiary of Tech Data Corporation (collectively, “Tech Data”). As stated in his biography on page 17 of this Proxy Statement, Robert Dutkowsky is the Chief Executive Officer and a member of the board of directors of Tech Data Corporation. During fiscal year 2015, ADT or one of its subsidiaries paid a total of $18,588,122CAD ($15,206,943USD) to Tech Data for purchases and warehousing of security equipment. Since these payments were less than the greater of $1 million or 2% of Tech Data Corporation’s consolidated gross revenues in any of the last three fiscal years, and were below the thresholds set forth under our Independence Standards, the Nominating and Governance Committee determined that Mr. Dutkowsky satisfied the Independence Standards, including the independence requirements of the NYSE.

As stated in his biography on page 17 of the Proxy Statement, Bruce Gordon is a member of the board of directors of CBS Corporation. During fiscal year 2015, ADT or one of its subsidiaries paid a total of $22,500 to CBS Radio for advertising services. Since these payments were less than the greater of $1 million or 2% of CBS Corporation’s consolidated gross revenues in any of the last three fiscal years, and were below the thresholds set forth under our Independence Standards, the Nominating and Governance Committee determined that Mr. Gordon satisfied the Independence Standards, including the independence requirements of the NYSE.

On January 8, 2015, in connection with its recommendation to the Board of Directors to appoint Christopher Hylen to the Board of Directors, the Nominating and Governance Committee considered Mr. Hylen’s current position with the Citrix SaaS Division (“Citrix”) and the amounts paid by the Company during fiscal year 2015 for telecom, IT support services and web collaboration (collectively, the “Citrix Payments”) provided by Citrix to the Company. Mr. Hylen’s biography is on page 19 of this Proxy Statement. During fiscal year 2015, ADT paid $88,880 to Citrix for network services, telecom, IT support services and web collaboration. Since the Citrix Payments were less than the greater of $1 million or 2% of Citrix’s consolidated gross revenues in any of the last three fiscal years, and were below the thresholds set forth under our Independence Standards, the Nominating and Governance Committee determined that Mr. Hylen satisfied the Independence Standards, including the independence requirements of the NYSE.

The Board of Directors determined that the transactions identified above were not material and did not affect the independence of such director under the Independence Standards, including the independence requirements of the NYSE.

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Experiences, Qualifications, Attributes and Skills of Director Nominees

When evaluating potential director nominees, the Nominating and Governance Committee utilizes a diverse group of experiences, qualifications, attributes and skills, including diversity in gender, ethnicity and race that the Nominating and Governance Committee believes enables a director nominee to make significant contributions to the Board of Directors, ADT and our stockholders. The Nominating and Governance Committee works with the Board of Directors to determine the appropriate mix of backgrounds and experiences in order to establish and maintain a Board that is strong in its collective knowledge and that can fulfill its responsibilities, perpetuate our long term success, and represent the interests of our stockholders. These experiences, qualifications, attributes and skills are more fully described in the following table:

Director Service

ADT’s Board Governance Principles provide the following:

•

Directors are elected by an affirmative vote of a majority of the votes cast by stockholders at the annual meeting and they serve for one-year terms. Any nominee for director who does not receive a majority of votes cast from the stockholders is not elected to the Board of Directors, however, such nominee will remain in office until a new director is elected, which shall take place in a timely manner.

•

Directors are not eligible to stand for re-election to the Board of Directors at the annual meeting following their 75th birthday. However, the Board of Directors may ask the director to continue his or her service on the Board when it is deemed to be in the best interests of the Company.

•

The Nominating and Governance Committee is responsible for the review of all directors, and where necessary will take action to remove a director for performance, which requires the unanimous approval of the Board of Directors. This unanimous approval does not include the approval of the director whose removal is sought.

•

Directors inform the Nominating and Governance Committee of any significant change in their employment or professional responsibilities and will offer their resignation to the Board of Directors. This allows for discussion with the Nominating and Governance Committee to determine if it is in the mutual interest of both parties for the director to continue on the Board of the Directors.

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

•	Committee chairs will serve in their respective roles for five years, and rotate at the time of the annual meeting of stockholders following the completion of their fifth year of service.

•

When the Chairman of the Board of Directors steps down, he or she simultaneously resigns from the Board of Directors, unless the remaining members of the Board of Directors decides that his or her services are in the best interests of the Company. It is only in unusual circumstances that the Board of Directors decides that the retired Chairman continues to serve.

Certain Relationships and Related Party Transactions

The Board of Directors has adopted written Guidelines for Related Party Transactions. These Guidelines provide a process for compliance with the related party provisions of the ADT Board Governance Principles, the Company’s Code of Conduct, and the Company’s By-laws, as well as the disclosure obligations under the SEC rules. The Nominating and Governance Committee monitors, reviews and approves, if necessary, any material related party transactions between ADT and its subsidiaries (collectively, the “Company”) and its senior officers and directors. ADT’s Guidelines for Related Party Transactions state that on an annual basis, the Nominating and Governance Committee will receive a list of related parties (the “Related Party List”) for each senior officer and director and such list will include any entity that employs a director, any entity (including charitable organizations) for which the director or executive officer serves on the board of directors, and any entity in which the senior officer or director owns more than a 10% interest. There are three types of material related party transactions covered by the Guidelines for Related Party Transactions with specific review procedures:

•	Type 1—transactions involving the purchase by or from the Company of products or services in the ordinary course of business in arms-length transactions.

•	Type 2—transactions involving the provision of consulting, legal, accounting or financial advisory services to the Company that could compromise a director’s independence.

•	Type 3—transactions in which a director or officer has a direct or indirect personal interest or that create a conflict of interest for the director or officer.

Ordinary course of business, arms-length transactions with entities on the Related Party List are deemed pre-approved by the Nominating and Governance Committee, in amounts in the aggregate for each such entity of less than 1% of the revenue of such entity or the Company. For Type 1, the Guidelines for Related Party Transactions provide that the Nominating and Governance Committee, prior to filing the Company’s proxy statement, annually reviews the Related Party List, including the amount of payments to or from each related party, in comparison to the 1% threshold to ensure that the directors meet the director independence requirement. Any proposed related party transaction involving a member of the Board of Directors must be reviewed and approved by a majority of the disinterested members of the Board. All related party transactions involving potential conflicts of interest must be reported to the Nominating and Governance Committee and approved or ratified by such Committee.

During fiscal year 2015, there were no related party transactions that exceeded the 1% threshold under the Company’s Guidelines for Related Party Transactions, nor were there any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Code of Conduct

ADT’s corporate culture is built on the premise that the Company seeks to draw the best from its employees, and that every employee, without exception, is responsible for the conduct and success of the enterprise. This includes full, accurate, candid, and timely disclosure of information and compliance with all laws and regulatory standards. The Board of Directors is responsible for setting the ethical tenor for management and the Company, and that ethical tenor works on the expectation that employees will act legally and ethically while performing work for the Company.

The Board of Directors has adopted a written Code of Conduct for directors, executive officers, and employees that is designed to deter wrongdoing and to promote, among other things:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and other regulators and in our other public communications;

•	compliance with applicable laws, rules and regulations, including insider trading compliance; and

•	accountability for adherence to the Code of Conduct and prompt internal reporting of violations of the Code, including illegal or unethical behavior regarding accounting or auditing practices.

The Code of Conduct is reviewed periodically by all directors, executive officers, and employees, and they affirm in writing on an annual basis that they understand and are fully in compliance with it. A copy of our Code of Conduct is posted on our website at http://investors.adt.com. A copy of the Code of Conduct is available to stockholders upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

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CORPORATE GOVERNANCE OF THE COMPANY—CONTINUED

Director Nomination Process

In accordance with our governance principles, the Nominating and Governance Committee seeks to create a Board of Directors that as a whole is strong in its collective knowledge and has a diversity of skills and experience with respect to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets. Our Board of Directors does not have a specific policy regarding diversity. Instead, the Nominating and Governance Committee considers the Board of Directors’ overall composition when considering a potential new candidate, including whether the Board of Directors has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of our current and expected future needs. We believe that it is desirable for new candidates to contribute to a variety of viewpoints on the Board of Directors, which may be enhanced by a mix of different professional and personal backgrounds and experiences. Forty-four percent of our director nominees are women or ethnically diverse individuals.

General criteria specified in our Board Governance Principles for the nomination of director candidates include:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for board decisions;

•	an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects superior standards for themselves and others;

•	loyalty and commitment to driving the success of ADT;

•	an ability to take tough positions while at the same time working as a team player; and

•	individual backgrounds that provide a portfolio of experience and knowledge commensurate with our needs.

Invitations to director nominees to become a member of the Board of Directors will be extended by the Chair of the Nominating and Governance Committee after discussion with the Chairman of the Board of Directors and the Chief Executive Officer and agreement by the other members of the Board of Directors. The Board of Directors will consider nominations submitted by stockholders. The Nominating and Governance Committee may also, from time to time, utilize the services of a professional search firm, including during fiscal year 2015, to help identify potential director candidates.

14	The ADT Corporation	2016 Proxy Statement

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated for election at the 2016 Annual Meeting a slate of nine nominees, all of whom are currently serving on the Board. The director nominees are Mses. Heller and Hyle and Messrs. Colligan, Daly, Donahue, Dutkowsky, Gordon, Gursahaney and Hylen.

Biographical information regarding each of the director nominees is set forth below. Director nominees shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Our By-laws require that a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of shares voted “for” that nominee exceeds the number of votes cast “against” that nominee). If a director nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board of Directors as a “holdover director.” Under our By-laws, if a director nominee who is an incumbent director is not elected and no successor has been elected at such meeting, the director is required to promptly tender his or her resignation to the Board of Directors. In that situation, our Nominating and Governance Committee would make a recommendation to the Board of Directors about whether to accept or reject the resignation, or whether to take other action. Within 90 days from the date that the election results were certified, the Board of Directors would act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it. If such incumbent director’s resignation is not accepted by the Board of Directors, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, then the Board of Directors, in its sole discretion, may fill any resulting vacancy.

Current Directors Nominated for Re-Election

Thomas Colligan - - - - - - - - - - -	Director since: 2012	Age: 71	Independent

PRIOR BUSINESS EXPERIENCE

•        Vice Dean, Wharton School’s Aresty Institute of Executive Education at the University of Pennsylvania (2007–2010)

•        Managing Director, Duke Corporate Education (2004–2007)

•       Vice Chairman (2001–2004) and Partner (1969–2004), PricewaterhouseCoopers LLC

CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation • Central Garden & Pet Company EDUCATION • BS, Fairleigh Dickinson University (accounting) • Certified Public Accountant

SELECTED PAST PUBLIC COMPANY BOARDS

•        Schering Plough Corporation (2005–2009)

•       Office Depot, Inc. (2010–2013)

•        CNH Global (2010–2013)

OTHER MEMBERSHIPS

•       American Institute of Certified Public Accountants

Director Qualifications:

Mr. Colligan’s qualifications include his 38 years as a Certified Public Accountant, his PwC experience, his extensive experience with audit and financial issues and his past service on public company audit committees.

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PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS—CONTINUED

Richard Daly - - - - - - - - - - -	Director since: 2014	Age: 62	Independent

CURRENT ROLE

•        Chief Executive Officer and President of Broadridge Financial Solutions, Inc.

PRIOR BUSINESS EXPERIENCE

•       Group President, Brokerage Services Group, Executive Committee Member & Corporate Officer, ADP (1996–2007)

•       Senior Vice President, Brokerage Services Group, ADP (1989–1996)

•        Senior Vice President of Operations and a director, Thomson McKinnon Securities (1986–1989)

CURRENT PUBLIC COMPANY BOARDS

•        The ADT Corporation

•        Broadridge Financial Solutions, Inc.

EDUCATION

•       BS, New York Institute of Technology (accounting)

•        Harvard Business School’s Young President’s Program, Leadership

•       Certified Public Accountant

OTHER DIRECTORSHIPS • National Association of Corporate Directors–Advisory Board
Director Qualifications:

Mr. Daly’s qualifications include his experience as the chief executive officer of the largest independent processor of corporate governance related activities, his significant leadership experience and his extensive experience in the financial services industry.

Timothy Donahue - - - - - - - - - - -	Director since: 2012	Age: 67	Independent

PRIOR BUSINESS EXPERIENCE

•        Executive Chairman, Sprint Nextel Corporation (2005–2006)

•       President and CEO, Nextel Communications, Inc. (1999–2005)

•        Northeast Regional President, AT&T Wireless Services (1991–1996)

•       President, Paging Division (1986-1989) and President, U.S. Central Region (1989–1991), McCaw Cellular Communications

CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation • NVR, Inc. EDUCATION • BA, John Carroll University (english literature)

SELECTED PAST PUBLIC COMPANY BOARDS

•        Tyco International Ltd. (2008–2012)

•       Covidien Ltd. (2009–2012)

•        Eastman Kodak Company (2003–2013)

OTHER DIRECTORSHIPS

•       UCT Coatings, Inc. (private; non-executive chairman)

•       Radius Networks, Inc. (private)

•        Cerberus (advisor)

•        Houlihan Lockey (advisor)

Director Qualifications:

Mr. Donahue’s qualifications include his extensive experience and demonstrated leadership in the wireless communications industry, his M&A experience, his experience in service-oriented industries and as an executive and board member of several publicly traded companies.

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PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS—CONTINUED

Robert Dutkowsky - - - - - - - - - - -	Director since: 2012	Age: 61	Independent

CURRENT ROLE

•        Chief Executive Officer, Tech Data Corporation

PRIOR BUSINESS EXPERIENCE

•       President, CEO and Chairman, Egenera, Inc. (2004–2006)

•       President, CEO and Chairman, J.D. Edwards & Co. (2002–2004)

•       President, CEO and Chairman, GenRad, Inc. (2000–2002)

•       President–Data General (1999-2000) and Executive Vice President–Markets & Channels (1997–1999), EMC Corporation

		CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation • Tech Data Corporation EDUCATION • BS, Cornell University (industrial and labor relations)	SELECTED PAST PUBLIC COMPANY BOARDS • J.D. Edwards & Co. (2002–2004) • GenRad, Inc. (2000–2002) OTHER DIRECTORSHIPS • Egenera, Inc. (private; 2004–2006)
Director Qualifications:	Mr. Dutkowsky’s qualifications include his experience as a chief executive officer and extensive executive experience with technology companies and solutions providers.

Bruce Gordon - - - - - - - - - - -	Director and Chairman since: 2012	Age: 69	Independent

PRIOR BUSINESS EXPERIENCE

•        President and Chief Executive Officer, NAACP (2005–2007)

•       President–Retail Markets Group, Verizon Communications, Inc. (2000–2003)

•        Group President–Enterprise Business (1998-2000), Group President–Consumer and Small Business Services (1993–1997), Group President–Retail (1997–1998), Bell Atlantic Corporation (Verizon’s predecessor)

		CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation • CBS Corporation • Northrup Grumman Corporation EDUCATION • BA, Gettysburg College • MS, Massachusetts Institute of Technology	SELECTED PAST PUBLIC COMPANY BOARDS • Tyco International Ltd. (2003–2012) • Southern Company (1994–2006) OTHER DIRECTORSHIPS • MarketCast (private)
Director Qualifications:

Mr. Gordon’s qualifications include his significant leadership experience as the head of a large non-profit, his in-depth experience as an executive in the service-oriented communications industry and his corporate governance experience as a director of several publicly traded companies.

The ADT Corporation	2016 Proxy Statement 17

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS—CONTINUED

Naren Gursahaney - - - - - - - - - - -	Director since: 2012	Age: 54

CURRENT ROLE

•        President and Chief Executive Officer, The ADT Corporation (2012-present)

PRIOR BUSINESS EXPERIENCE

•       President, Tyco’s ADT North American Residential business segment (2011-2012)

•        President, Tyco Security Solutions (2007-2011)

•       President–Tyco Engineered Products & Services, President–Tyco Flow Control (2005-2007)

•       Senior Vice President–Operational Excellence, Tyco International Ltd. (2003-2005)

•        President and CEO–GE Medical Systems-Asia, Chief Information Officer–GE Medical Systems, Vice President, Service–GE Medical Systems Asia, Various roles, General Electric (1993-2003)

CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation • NextEra Energy, Inc. EDUCATION • BS, Pennsylvania State University (mechanical engineering) • MBA, University of Virginia/Darden School
Director Qualifications:

Mr. Gursahaney’s qualifications include his experience as a chief executive officer and extensive executive experience with Tyco and ADT in the security services industry and his leadership roles in services, marketing, operations and information management.

Bridgette Heller - - - - - - - - - - -	Director since: 2012	Age: 54	Independent

PRIOR BUSINESS EXPERIENCE

•        Executive Vice President, Merck & Co., Inc. and President, Merck Consumer Care (2010–2014)

•       President, Johnson & Johnson, Global Baby Business Unit (2007–2010)

•       President, Johnson & Johnson, Global Baby Kids and Wound Care (2005–2007)

•        Heller Associates (Founding and Managing Partner) (2002-2005)

•       Executive Vice President and General Manager, Kraft Foods, North American Coffee portfolio (1985-2002)

		CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation EDUCATION • BA, Northwestern University • MBA, Northwestern University’s Kellogg School of Management	OTHER DIRECTORSHIPS • PCA International, Inc. (1998-2005)
Director Qualifications:	Ms. Heller’s qualifications include her significant experience in leadership positions at consumer products companies.

18	The ADT Corporation	2016 Proxy Statement

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS—CONTINUED

Kathleen Hyle - - - - - - - - - - -	Director since: 2012	Age: 57	Independent

PRIOR BUSINESS EXPERIENCE

•        Senior Vice President and Chief Operating Officer, Constellation Energy Resources (2008–2012)

•       Chief Financial Officer, Constellation Energy Nuclear Group and UniStar Nuclear Energy LLC (2007–2008)

•        Senior Vice President–Finance, Constellation Energy (2005-2007)

•       Senior Vice President–Finance, IT, Risk & Ops (2005), Chief Financial Officer (2003-2005), Constellation NewEnergy

•       Chief Financial Officer, ANC Rental Corp. (1999–2001)

		CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation • Bunge Limited • AmerisourceBergen EDUCATION • BA, Loyola College (accounting) • Certified Public Accountant	OTHER DIRECTORSHIPS • Board of Trustees, Center Stage, Baltimore, MD
Director Qualifications:

Ms. Hyle’s qualifications include her extensive experience as a leader in developing the business and financial strategy of retail divisions in various companies, as a Certified Public Accountant and service as chief financial officer in public companies.

Christopher Hylen - - - - - - - - - - -	Director since: 2015	Age: 55	Independent

CURRENT ROLE

•        Senior Vice President and General Manager, Citrix SaaS Division

PRIOR BUSINESS EXPERIENCE

•       Senior Vice President & General Manager–Payment Solutions, Vice President–Small Business Marketing, Vice President–Growth, Intuit (2006–2013)

•       Executive marketing and business positions, ADP (2001–2005)

•        Various leadership positions, Business.com (1999–2002)

•       Vice President–Business Development, American Express (1995-1999)

CURRENT PUBLIC COMPANY BOARDS • The ADT Corporation EDUCATION • BS, Widener University (engineering) • MBA, Harvard Business School of Management
Director Qualifications:	Mr. Hylen’s qualifications include his more than 21 years of senior general management experience in leadership positions at technology companies.

The Board of Directors unanimously recommends that stockholders vote FOR the election of all of the above listed director nominees to serve until the 2017 Annual Meeting.

The ADT Corporation	2016 Proxy Statement 19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our common stock as of December 31, 2015 by (i) all directors and director nominees, (ii) each of our named executive officers, and (iii) our directors and executive officers as a group.

Except as otherwise noted, each person identified in the table below has sole voting and investment power with respect to the shares listed. To the extent indicated in the table below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after December 31, 2015. As of December 31, 2015, there were 165,293,772 shares of our common stock issued and outstanding.

Shares of Common Stock Beneficially Owned

Name of Beneficial Owner	Common Stock Beneficially Owned Directly or Indirectly	Common Stock Acquirable within 60- Days	Total Common Stock Beneficially Owned	% of Shares of Common Stock Outstanding
N. David Bleisch	40,608	116,861	157,469	*
Thomas Colligan	16,648	0	16,648	*
Richard Daly	7,869	0	7,869	*
Jerri DeVard	2,426	28,900	31,326	*
Timothy Donahue	14,610	0	14,610	*
Robert Dutkowsky	8,148	0	8,148	*
Alan Ferber	11,707	37,400	49,107	*
Michael Geltzeiler	16,223	60,925	77,148	*
Bruce Gordon	22,252	0	22,252	*
Naren Gursahaney	230,635	1,128,686	1,359,321	*
Bridgette Heller	8,148	0	8,148	*
Kathleen Hyle	8,148	0	8,148	*
Christopher Hylen	0	572	572	*
Directors and Executive Officers as a Group (20 persons)	463,479	1,563,847	2,027,326	1.23%

*	Less than 1.0%

The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Dodge & Cox 555 California Street, 40th Floor San Francisco, CA 94104	27,884,826(1)	16.87%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	13,070,486(2)	7.91%
Clearbridge Investments, LLC 620 8th Avenue New York, NY 10018	12,064,357(3)	7.30%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	10,387,719(4)	6.28%

1)

Information shown is based on information reported on Schedule 13G/A filed with the SEC on February 13, 2015, in which Dodge and Cox reported that it has sole voting power over 26,788,064 shares of our common stock and sole dispositive power of 27,884,826 shares of our common stock.

20	The ADT Corporation	2016 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT—CONTINUED

2)

Information shown is based on information reported on Schedule 13G/A filed with the SEC on February 10, 2015, in which The Vanguard Group reported that it has sole voting power over 294,654 shares of our common stock, sole dispositive power of 12,785,571 shares of our common stock and shared dispositive power over 284,915 shares of our common stock.

3)

Information shown is based on information reported on Schedule 13G filed with the SEC on February 17, 2015, in which Clearbridge Investments, LLC reported that it has sole voting power over 11,793,073 shares of our common stock and sole dispositive power of 12,064,354 shares of our common stock.

4)

Information shown is based on information reported on Schedule 13G/A filed with the SEC on January 30, 2015 in which BlackRock, Inc. reported that it has sole voting power over 8,808,608 shares of our common stock and sole dispositive power of 10,387,719 shares of our common stock.

The ADT Corporation	2016 Proxy Statement 21

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, certain of its officers and any persons beneficially owning more than 10% of a registered class of the Company’s equity securities to file reports of their ownership of ADT common stock and of changes in such ownership with the SEC and the NYSE within specified time periods. Regulations also require ADT to identify in this Proxy Statement any person subject to this requirement who failed to file any such report on a timely basis. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from reporting persons that no other reports were required, we believe that all of our directors, officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended September 25, 2015.

22	The ADT Corporation	2016 Proxy Statement

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Naren Gursahaney

Age 54

Mr. Gursahaney, a member of the Board of Directors, is the President and Chief Executive Officer of the Company, and his biographical information is set forth above under “Proposal Number One – Election of Directors

The following information is provided regarding the other executive officers of ADT:

N. David Bleisch

Age 56

Mr. Bleisch is the Company’s Senior Vice President and Chief Legal Officer. Prior to the Company becoming a standalone publicly-traded company in September 2012, he served as Vice President and General Counsel of Tyco’s ADT North American Residential business segment. Prior to the restructuring of the segment in fiscal year 2012, Mr. Bleisch was the Vice President and General Counsel of Tyco Security Solutions, the largest segment of Tyco. He also managed the intellectual property legal group for all of Tyco’s operating segments worldwide. Mr. Bleisch joined Tyco in 2005 as Vice President and General Counsel of ADT North America and Deputy General Counsel of Tyco Fire & Security. Prior to joining Tyco, he was Senior Vice President, General Counsel and Corporate Secretary of The LTV Corporation in Cleveland, Ohio. Prior to joining LTV, Mr. Bleisch was a partner in the law firm of Jackson Walker LLP, where he served as a corporate transactional attorney before transitioning to commercial trial work. He holds a Bachelor of Arts from Carleton College and a Juris Doctor from Boston College Law School. He is a member of the State Bar of Texas.

Donald Boerema

Age 58

Mr. Boerema is the Company’s Senior Vice President and Chief Corporate Development Officer. He leads the health business and is responsible for driving growth and enhancing customer experience for ADT’s health services. He also directs ADT’s corporate strategy and market and business development. Prior to the Company becoming a standalone publicly-traded company in September 2012, Mr. Boerema served as Chief Marketing Officer for Tyco’s ADT North American Residential and Commercial business segments, overseeing all strategic marketing and communications and leading all advertising and online interactive marketing initiatives across ADT North America. Prior to joining ADT in November 2007, he served as President and Chief Operating Officer for FDN Communications, a privately held telecommunications company, where he was responsible for all aspects of sales, marketing, network operations engineering and customer care. Mr. Boerema also served as Senior Vice President of Business Solutions for AT&T Wireless and led sales and marketing for a division of McCaw Cellular Communications. Before joining McCaw, he held management positions with PepsiCo, Inc. and began his career at The Procter & Gamble Company. Mr. Boerema holds a Bachelor of Science in Marketing and Finance and a Master of Business Administration from Eastern Illinois University.

Jerri DeVard

Age 57

Ms. DeVard was appointed the Company’s Senior Vice President and Chief Marketing Officer in March 2014. She is responsible for all strategic, operational and financial aspects of the Company’s integrated marketing programs including brand advertising, digital marketing, communications, lead generation, sponsorships, media, and other initiatives. Prior to joining ADT, Ms. DeVard served as Nokia’s first Chief Marketing Officer. As a member of Nokia’s executive committee, she oversaw all global and local marketing, advertising, brand management, insights, retail, partnership, and sponsorship activities for consumer and small business. Before joining Nokia she held various marketing leadership positions in Fortune 100 organizations including Senior Vice President, Marketing and Brand Management for Verizon Communications, Inc. and Chief Marketing Officer, e-consumer for Citigroup. Ms. DeVard holds a Bachelor of Arts in Economics from Spelman College and a Master of Business Administration in Marketing from Atlanta University Graduate School of Business.

Mark Edoff

Age 57

Mr. Edoff is the Company’s Senior Vice President of Business Operations Optimization. He is responsible for increasing efficiency and driving overall business process improvements in the Company. Prior to the Company becoming a standalone publicly-traded company in September 2012, Mr. Edoff served as Vice President and Chief Financial Officer of Tyco Security Solutions from October 2010 until the restructuring of the segment in fiscal year 2012. He joined Tyco in 2003 as Vice President and Corporate Controller for the former Tyco Fire & Security business. In 2004, Mr. Edoff assumed the role of Chief Financial Officer for ADT North America, which included responsibility for the combined residential and commercial security business. Previously, he served as the Director of Finance and Principal Accounting Officer for The Gillette Company. Before joining Gillette, he had a 15-year career with KPMG, where he was a Partner in the Assurance practice. Mr. Edoff holds a Bachelor of Science in Business Administration from Northeastern University and is a Certified Public Accountant.

Alan Ferber

Age 48

Mr. Ferber was appointed the Company’s President of the residential business in October 2013. He is responsible for driving growth in the residential market through marketing, sales and exceptional customer service. He joined ADT in April 2013 as Senior Vice President and Chief Customer Officer, responsible for developing strategies and executing programs designed to create and sustain a superior experience for ADT customers. Previously, Mr. Ferber served as Chief Strategy and Brand Officer at U.S. Cellular. During his 11-year career with U.S. Cellular, he held various senior leadership roles in sales, marketing and operations, including Executive Vice President of Operations, Chief Marketing Officer and Vice President of Marketing and Sales Operations. He joined U.S. Cellular from Traq Wireless, a start-up management software and service provider he co-founded and built into a 100-employee, venture capital-backed company. Earlier in his career, Mr. Ferber held positions with Ameritech Corporation and First Chicago Corporation (now part of

The ADT Corporation	2016 Proxy Statement 23

EXECUTIVE OFFICERS—CONTINUED

JPMorgan Chase & Co.). He holds a Bachelor of Arts from the University of Michigan and a Master of Business Administration from Northwestern University’s Kellogg School of Management.

Michael Geltzeiler

Age 57

Mr. Geltzeiler was appointed the Company’s Senior Vice President and Chief Financial Officer in October 2013. He is responsible for all aspects of finance, treasury and investor relations and ADT’s financial strategy to help grow its business operations and create stockholder value. Before joining ADT, Mr. Geltzeiler served as Chief Financial Officer and Group Executive Vice President at NYSE Euronext from 2008 to November 2013. From 2001 to 2008, he was an executive at The Reader’s Digest Association, Inc., as Chief Financial Officer for six years, then as President of School and Educational Services. Previously, he served in financial leadership roles at ACNielsen Corporation, including Chief Financial Officer of Marketing Services and Corporate Controller and Chief Financial Officer, EMEA Region; and in a variety of senior finance positions both in the U.S. and abroad for Dun & Bradstreet. Mr. Geltzeiler holds a Bachelor of Science in Accounting from the University of Delaware, a Master of Business Administration in Finance from New York University’s Stern School of Business, and a CPA certification in the State of New York.

Andrea Martin

Age 56

Ms. Martin was appointed the Company’s President for its Canadian operations in January 2015. She is responsible for developing and executing the Company’s strategy to grow the security and automation segment throughout Canada and lead the integration of ADT Canada and Reliance Protectron. Prior to joining ADT, Ms. Martin was Managing Director of Data Services for Royal Mail plc in London, United Kingdom from October 2013 to January 2015. Ms. Martin previously served on the board of directors of Biocean Canada, Inc., a private Canadian life sciences company, from October 2010 to October 2012, and as its President and CEO from April 2011 to October 2012. Ms. Martin also served as President and CEO of Reader’s Digest Canada, a business unit of The Reader’s Digest Association, Inc. from 2004 to 2010. Ms. Martin has extensive experience managing large subscription-based businesses, as well as successfully growing and transforming global business units. Ms. Martin holds a Bachelor in Commerce from Concordia University, as well as Advanced Executive Degrees from Queen’s University and the University of Oxford Said Business School.

Kathleen McLean

Age 56

Ms. McLean was appointed the Company’s Senior Vice President and Chief Information Officer in May 2013. She is responsible for developing and executing ADT’s information technology strategy in support of its product development and business operations. Ms. McLean also serves as Chief Customer Officer of the Company and is responsible for defining and delivering a superior customer experience for monitoring and response, ordering, provisioning, billing and service. Ms. McLean has more than 30 years of business and strategic technology leadership experience, including service with world-leading consulting and telecommunications corporations.

Before joining ADT, she served as Executive Vice President, Chief Revenue Officer and Chief Information Officer at FairPoint Communications, Inc. where, as a member of the executive committee, she was responsible for systems stability, operational excellence and revenue growth. Prior to FairPoint Communications, Inc., she spent nearly 12 years in several leadership positions at Verizon Communications, Inc., implementing people, process and systems strategies to improve operating performance and customer service across all sectors of the company. Earlier in her career, Ms. McLean worked for American Management Systems, Inc. (now part of CGI Group, Inc.) in leadership positions culminating as Vice President in the Telecom Industry Group. She holds a Bachelor of Science in International Economics from Georgetown University and did graduate work in information systems management at George Washington University.

Laura Miller

Age 50

Ms. Miller was appointed the Company’s Senior Vice President and Chief Human Resources Officer in May 2014. She oversees all strategic human resources operations including human resources business partners, shared services, compensation and benefits, talent acquisition and management, and labor and employee relations. She also develops and directs ADT’s change management strategy and implementation, including merger and acquisition activities. Prior to joining ADT, Ms. Miller served in various senior leadership roles within the Coca-Cola Company in Atlanta, most recently as Chief Human Resources Officer for Coca-Cola Refreshments. As a member of Coca-Cola’s executive leadership team, she oversaw all areas of human resources, including HR business partners, shared services, and centers of expertise to include compensation and benefits, talent acquisition, talent management, labor and employee relations, and diversity and inclusion. Prior to Coca-Cola, Ms. Miller held various human resources leadership positions for Raytheon Company, a leading defense contractor and industrial corporation based in Waltham, Massachusetts. Ms. Miller holds a Bachelor of Science in Industrial and Labor Relations from Cornell University.

Luis Orbegoso

Age 45

Mr. Orbegoso was appointed the Company’s President of business in September 2014. He is responsible for developing and executing ADT’s strategy to grow its share of security and automation customers in the small and mid-sized business market. He joined ADT in May 2013 as Senior Vice President of small business, and in October 2013 he was appointed as President of small business. Previously Mr. Orbegoso served as President of the Global Fire Detection and Alarm segment for United Technologies Corporation (“UTC”) Climate, Controls and Security. He previously served as President of Lenel Systems International, a division of UTC’s Fire and Security segment. Prior to joining UTC in 2008, Mr. Orbegoso spent 13 years with General Electric in a variety of sales, marketing and general management roles, culminating as Chief Marketing Officer of GE Equipment Services. He holds a Bachelor of Science in Mechanical Engineering from the University of Cincinnati and a Master of Business Administration from Northwestern University’s Kellogg School of Management.

24	The ADT Corporation	2016 Proxy Statement

EXECUTIVE OFFICERS—CONTINUED

Arthur Orduña

Age 50

Mr. Orduña is the Company’s Senior Vice President and Chief Innovation Officer, leading the Company’s vision for innovation and product development. He is responsible for building the strategic roadmap for new and existing solutions, defining product architecture and positioning ADT as a partner of choice for key technology companies. Prior to joining ADT in October 2012, he worked for Canoe Ventures, LLC, a joint venture founded by the top six U.S. cable companies, first serving as Chief Technology Officer then Chief Product Officer. He was responsible for building a national data and interactive services platform, developing product and technology strategies, and launching new applications and services with key partners including Comcast Cable, NBC-Universal, Time Warner Cable and Cox Communications. Prior to joining Canoe Ventures, Mr. Orduña was Senior Vice President of Policy & Product for Advance/Newhouse—Bright House Networks. Earlier in his career, he served as Vice President of Product & Marketing for Canal+ Technology U.S./Vivendi-Universal, and also Vice President of Product & Marketing for Integrated Systems Inc./Diab-SDS before its acquisition by Wind River Systems/Intel. He holds a Bachelor of Arts from Cornell University.

Certain Legal Proceedings

In March 2007, The Reader’s Digest Association, Inc. (RDA) was acquired by a private equity firm. Following the sale of RDA, Mr. Geltzeiler, our Chief Financial Officer, and Ms. Martin, our President of Canadian operations, served in general management roles at RDA. Mr. Geltzeiler then left RDA in June 2008. On August 24, 2009, RDA and its U.S. subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. As such, Mr. Geltzeiler and Ms. Martin previously served as executive officers of a company that filed a petition under the federal bankruptcy laws at or within two years prior to the time of such filing.

The ADT Corporation	2016 Proxy Statement 25

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section of the Proxy Statement describes in detail the Company’s executive compensation philosophy and programs, as well as the compensation decisions made by the Compensation Committee and the factors which were considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our Named Executive Officers (the “NEOs”) who, for fiscal year 2015, are listed below.

Name	Title
Naren Gursahaney	President and Chief Executive Officer (“CEO”)
Michael Geltzeiler	Senior Vice President and Chief Financial Officer (“CFO”)
Jerri DeVard	Senior Vice President and Chief Marketing Officer
Alan Ferber	President, Residential Business Unit
N. David Bleisch	Senior Vice President and Chief Legal Officer

This Compensation Discussion and Analysis also describes the compensation programs that apply to executives, other than the NEOs, that report directly to the CEO (collectively, with the NEOs, the “Executive Officers” of the Company).

Executive Summary

Fiscal year 2015 was a year of transition for ADT. The Company met all of its major financial and operational goals and made further progress toward building a foundation for profitable growth. ADT continued to build on its market leadership position by focusing on customer retention, enhancing the customer experience and adding high-quality customers. The Company also continued to invest in new business opportunities by expanding further into the Commercial market, growing the Health business, and laying the foundation to serve adjacent and unpenetrated markets. The Company expects these efforts to fuel improvements in its business performance and deliver profitable growth, creating long-term value for the Company’s stockholders.

Business Overview

ADT is a leading provider of monitored security, interactive home and business automation and related monitoring services in the United States and Canada. ADT has one of the most trusted and well-known brands in the monitored security industry today. The Company currently serves approximately 6.6 million residential and business customers, making it the largest company of its kind in both the United States and Canada. ADT delivers an integrated customer experience by maintaining the industry’s largest sales, installation and service field force as well as a monitoring network; all backed by the support of approximately 17,100 employees. The Company’s broad and innovative set of products and services, including interactive home and business solutions and home health services, meet a range of customer needs for today’s active and increasingly mobile lifestyles. ADT believes it is well positioned to continue to lead the large and growing residential and business security market, and that its demonstrated expertise and established footprint will help it to maintain a leadership position in the evolving market for home automation, home health monitoring, lifestyle and business productivity solutions.

Fiscal Year 2015 Business Highlights

The Company continued to make strong improvements in operational performance, resulting in solid financial results for fiscal year 2015.

ADT also made significant progress on a number of strategic initiatives, positioning the Company to drive further improvements in the coming year. Highlights of ADT’s significant achievements in fiscal year 2015 include:

•	Grew recurring revenue to $3.3 billion, a 5.4% increase over fiscal year 2014;

•	Improved diluted earnings per share by 3.6% to $1.72, up from $1.66 for fiscal year 2014;

•	Increased Earnings Before Interest, Taxes, Depreciation and Amortization before special items (“EBITDA”)* by 2.3% over fiscal year 2014;

•	Significantly improved unit-based customer retention in the residential and business channels, improving 100 basis points from fiscal year 2014 to 87.8% from 86.8%;

•

Grew the total number of customers on the Company’s interactive remote monitoring and home/business automation system, ADT Pulse® (“Pulse”), to 1.5 million, with total Pulse customers now accounting for 23% of ADT’s total customer base, and more than 75% of new direct residential customers purchasing a Pulse system;

•	Returned over $460 million to stockholders in the form of dividends ($142 million) and share repurchases ($324 million); and

•	Positioned the Company for future success in the Canadian market by hiring a President of the Canadian segment.

*

For a definition of non-GAAP financial measures and a reconciliation to GAAP measures, see “Reconciliation of Non-GAAP Measures to GAAP Measures and Selected Definitions” on page 53 of this Proxy Statement.

Pay for Performance

We recognize that there are different perspectives on assessing whether or not a company “pays for performance,” as well as on measuring how a company “performed.” We view the Company’s performance as the degree of achievement of financial and operational goals as well as stockholder return.

Compensation opportunities are designed to align executives’ pay with the Company’s performance, and are focused on producing

26	The ADT Corporation	2016 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

sustainable long-term growth. Annual incentive compensation and 50% of target long-term equity incentive value is earned by the NEOs only when the Company attains specified goals, thereby placing a substantial portion of executive compensation at risk. The remaining 50% of executives’ target long-term equity incentive value is awarded in Stock Options and time-vested Restricted Stock Units (“RSUs”), the value of each of which is dependent on the Company’s stock price performance.

Short-Term Incentives. We set aggressive targets in the annual incentive plans for fiscal year 2015 that support both short- and long-term success. In fiscal year 2015, the Company exceeded both Recurring Revenue and Customer Retention targets in its Annual Incentive Plan (“AIP”), while delivering EBITDA slightly below target performance. Due to this overall above target performance, the CEO was awarded an annual incentive equal to 139% of his targeted award, and the other NEOs received an average payout of 140% of their targeted awards, including the impact of each of their performance against individual objectives.

The chart below highlights the Company’s improving performance in three key operating metrics (Recurring Revenue, Customer Retention and EBITDA) over the past three fiscal years, as well as the annual incentive compensation actually paid to the CEO over the same period. We believe that these operating metrics have a strong correlation with long-term value creation for our stockholders, and that the associated improvement in these metrics is reflected in the annual incentive compensation for the CEO.

*

For a definition of non-GAAP financial measures and a reconciliation to GAAP measures, see “Reconciliation of Non-GAAP Measures to GAAP Measures and Selected Definitions” on page 53 of this Proxy Statement.

Long-Term Incentives. The fiscal year 2015 long-term incentive program was designed to reward management for performance directly related to increasing stockholder value. The CEO and the other Executive Officers received 50% of their target long-term incentive value in the form of Performance Share Units (“PSUs”), whose vesting is contingent upon achieving EBITDA and Total Shareholder Return (“TSR”) goals over a three-year performance period. An additional 25% of target long-term incentive value for the CEO and other Executive Officers was delivered in the form of Stock Options, which deliver value only when long-term stock price appreciation is achieved. The remaining 25% of target long-term incentive value was awarded in the form of RSUs, which deliver higher value when there is long-term stock price appreciation.

The following graph provides a comparison of the cumulative TSR on the Company’s common stock to the returns of the Standard & Poor’s (“S&P”) 500 Index and the S&P 500 Industrial Index from October 1, 2012 (the first day of fiscal year 2013) through September 25, 2015 (the last day of fiscal year 2015). From inception through the end of fiscal year 2015, ADT’s TSR was -9.8%.

The ADT Corporation	2016 Proxy Statement 27

COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

The above graph assumes the following:

(1)	$100 invested at the close of business on October 1, 2012, in ADT common stock, the S&P 500 Index and the S&P 500 Industrial Index.

(2)	The cumulative total return assumes reinvestment of dividends.

In November 2012, the Company granted PSUs to certain employees (including Messrs. Gursahaney and Bleisch) as a component of their annual long-term incentive award. The 3-year performance period for these awards ended on September 25, 2015, and the earned number of PSUs vested on November 30, 2015, which was the third anniversary of the grant date. Based on the results achieved by the Company shown in the table below, the number of PSUs earned was 35% of the target number of PSUs granted. This indicates alignment of pay and performance.

Metric	Weighting	Target	Actual Results	Payout as % of Target
Recurring Revenue Growth (Compound Annual Growth Rate or CAGR)	60%	6.8%	5.1%	57.8%
Adjusted Free Cash Flow Growth (CAGR)	40%	7.7%	1.1%	0%
Total Payout (rounded)				35%

Impact of Company Performance on Compensation. Over the last several years the Company has continued to have solid operating performance, although TSR has lagged behind the market (defined as the S&P 500 Index). We believe that the comparison between target pay and “reported” pay (compensation as reported in the Summary Compensation Table) is a useful measure of assessing performance, but is only part of an overall view of how pay is aligned with Company performance. We believe it is also helpful to look at performance- based compensation from the perspective of “realizable pay,” which is the value of pay that is earned or realizable as of a specific date. The chart below provides a more complete perspective of total direct compensation (base salary, annual incentive and long-term equity compensation) by illustrating both target and “realizable” pay for Mr. Gursahaney for fiscal years 2013, 2014 and 2015.

(1)	Represents target value of equity-based long-term incentive compensation, which differs from the actual accounting value delivered (as reported in the Summary Compensation Table).

(2)	Includes the target value of one-time Founders’ Award equity grants made in recognition of the Company becoming a standalone, publicly-traded company.
(3)

Represents realizable value of equity awards granted in each fiscal year, as calculated at the end of fiscal year 2015 based upon a stock price of $30.70, which was the closing price per share of the Company’s common stock on September 25, 2015. The realizable value of each type of equity awarded is calculated as follows:

•	Stock Options are valued based upon the amount, if any, that the Company’s common stock price per share exceeds the exercise price per share of the options.

28	The ADT Corporation	2016 Proxy Statement

COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

•	RSUs are valued at the Company’s common stock price per share.

•	RSUs are accounted for without regard to the number of units which have previously vested and the associated number of shares withheld to satisfy tax obligations resulting from vesting

•

PSUs are valued at the Company’s common stock price per share, but are adjusted for actual Company performance against PSU targets (for grants awarded in fiscal year 2013) or estimated performance (for grants awarded in fiscal years 2014 and 2015).

•	PSUs granted in fiscal year 2013 were earned at 35% of target amount awarded.

•

PSUs granted in fiscal year 2014 associated with TSR performance are estimated at 0% of target, as TSR performance through the end of fiscal year 2015 is below threshold performance level; PSUs granted in fiscal year 2014 associated with Steady State Free Cash Flow Growth are estimated at target.

•	PSUs granted in fiscal year 2015 associated with TSR performance are estimated at 89% of target, as TSR performance through the end of fiscal year 2015 is between threshold and target performance levels; PSUs granted in fiscal year 2015 associated with EBITDA are estimated at target.

In presenting an alternative view of compensation beyond what is reported in the Summary Compensation Table, we have elected not to include a view of pay actually received over a specified period of time, commonly referred to as “realized pay.” The rationale for not presenting a view of realized pay is that a portion of the stock awards vested and all of the Stock Options exercised during fiscal years 2013, 2014 and 2015 by the CEO were granted to him while he was an employee of Tyco International Ltd. (“Tyco”), ADT’s parent company prior to the Company’s separation into a standalone publicly-traded company. In addition, compensation decisions, including the granting of equity awards, for Mr. Gursahaney prior to ADT’s separation from Tyco were made by Tyco’s management and approved by Tyco’s Compensation and Human Resources Committee. The inclusion of a discussion of realized pay, including the impact of equity awards granted by Tyco, would not accurately reflect the compensation earned by Mr. Gursahaney relative to his service with ADT as a standalone, publicly-traded company.

Overview of Executive Compensation Program and Practices

The Company’s executive compensation program is designed with the primary purpose of promoting long-term value creation for our stockholders. We believe that the design of the executive compensation program and the compensation practices support this goal. The graphic below provides an overview of the Company’s executive compensation program and practices, as well as a list of practices the Company does not adhere to.

WHAT WE DO	WHAT WE DON’T DO

We align executive compensation with the interests of the Company’s stockholders	✓	Pay clearly aligned with performance (page 26)
	✓	Executive compensation program designed to ensure majority of value is at risk (page 30)
	✓	Double-trigger change in control provisions for cash and equity awards (page 37)
We design the Company’s executive compensation program to avoid excessive risk and promote sustainable growth	✓	Mitigation of undue risk (page 37)
	✓	Mix of compensation components (fixed and variable pay, short- and long-term incentives) that encourage focus on both the short- and long-term interests of the Company and its stockholders (page 30)
	✓	Incentive awards with payouts based upon a variety of financial and operational objectives, which minimizes the risk associated with any single performance measure (page 31)
	✓	Share ownership guidelines (page 36)
	✓	Share retention policy (page 36)
We adhere to executive compensation best practices	✓	Independent compensation consultant (page 34)	×	No repricing of underwater stock options
	✓	Executive Officers and Directors required to obtain pre-approval for all equity transactions (page 37)	×	No inclusion of the value of equity awards in severance calculations
	✓	Reasonable post-employment/change in control provisions (page 46)	×	No excise tax gross-ups upon change in control
	✓	Limited perquisites (page 36)

The ADT Corporation	2016 Proxy Statement 29

COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

Elements of Executive Compensation

The Company’s total direct compensation program is comprised of three elements: base salary, annual incentive and equity-based long-term incentives. A significant majority of Executive Officers’ total direct compensation is performance-based and at risk. The Company also provides various benefit and retirement programs, as well as an annual executive physical for Executive Officers. The dashboard below provides an overview of the elements of the Company’s executive compensation program, a brief description of each compensation element and the reason for inclusion in the executive compensation program.

Base Salary

Base salaries for Executive Officers, including the NEOs, are reviewed annually by the Compensation Committee. Factors considered in the Compensation Committee’s determination of base salary for an individual Executive Officer include the scope, complexity and criticality of the role, internal pay equity assessments, the individual executive’s performance and the market data for similar roles at companies in our Peer Group (see page 35 for details on how the peer group is developed and utilized).

The effective date for merit increases for the Company’s Executive Officers historically coincides with the beginning of the fiscal year.

Based upon its assessment of overall Company performance in fiscal year 2014, the Compensation Committee elected not to provide merit increases for any of the Executive Officers, including the NEOs, for fiscal year 2015. During fiscal year 2015, however, the Compensation Committee approved a 12.9% increase in Mr. Bleisch’s base salary, effective August 1, 2015. This increase was driven by the Compensation Committee’s determination that Mr. Bleisch’s compensation was not competitive based on alignment to market.

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COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

For fiscal year 2016, the Compensation Committee approved base salary increases for two of the NEO’s based upon its review of each of the NEO’s performance, as well as other factors such as the NEOs’ experience, compensation benchmark market data and relative internal pay positioning. Effective October 1, 2015, the increases to base salaries approved by the Compensation Committee are as follows:

Name	Prior Base Salary	New Base Salary	Increase %
Mr. Ferber	$500,000	$520,000	4.0%
Mr. Bleisch	$480,000	$490,000	2.1%

Annual Incentive Compensation

Executive Officers of the Company, including each of the NEOs, are eligible to earn annual incentives under the Officer Short-Term Bonus Plan (“Officer Bonus Plan”). Under the Officer Bonus Plan, which is intended to comply with Section 162(m) of the Internal Revenue Code, funding of annual incentives is based upon Company achievement against an annual Operating Income target, which is determined annually by the Compensation Committee. This funding of annual incentives represents the maximum bonus any individual Executive Officer may earn under the Officer Bonus Plan. For fiscal year 2015, each of the Company’s Executive Officers was eligible for a maximum bonus under the Officer Bonus Plan equal to 0.5% of the Company’s Operating Income.

After determining the Company’s performance against the Operating Income criterion and the maximum bonus any individual Executive Officer may earn under the Officer Bonus Plan, the Compensation Committee may apply negative discretion to the calculated maximum incentive amount to determine the bonus to be paid to each individual Executive Officer. In exercising its negative discretion, the Compensation Committee generally utilizes a guideline formula which is based upon the Company’s AIP, which is the plan upon which a majority of incentive-eligible employees’ annual incentives are based.

The design of the Company’s AIP, and the guideline formula under the Officer Bonus Plan, reflects the Company’s focus as a subscriber-based business with significant recurring monthly revenues, and the metrics utilized have been selected to drive results in those categories which have the most significant impact on the success of our business. The AIP design is reviewed annually by both management and the Compensation Committee, along with input from the Compensation Committee’s independent compensation consultant (see page 34 for a detailed description of the role of the Compensation Committee’s independent compensation consultant) to determine whether any changes are warranted. Based upon this annual review, the Company adjusted the fiscal year 2015 AIP and guideline formula to incorporate several changes which were intended to strengthen the alignment between the Company’s stockholders’ interests and those of its executives, as well as further improve the line-of-sight for its employees.

Changes to AIP and Guideline Formula for Fiscal Year 2015

For fiscal year 2015, the Company made several changes to the AIP, which are described below in the charts comparing the design changes in the AIP for fiscal year 2015 to the design in place in fiscal year 2014, as well as the rationale for the changes made to the plan design:

Fiscal Year 2014 Plan Design			Fiscal Year 2015 Plan Design
					Weighting
Category	Metrics	Weighting	Alignment	Metrics	Corporate Participants	Business Unit Participants
Financial (measured at Corporate level)	Recurring Revenue Growth	30%	Results measured at Corporate level	Recurring Revenue	33 1/3%	16 2/3%
	Net Attrition	20%		Customer Retention	33 1/3%	16 2/3%
	Steady State Free Cash Flow	30%		EBITDA before special items	33 1/3%	16 2/3%
Strategic Modifiers	Small Business Recurring Revenue Growth	+/-20% Adjustment to Overall Financial Results	Results measured at Business Unit level	Recurring Revenue		16 2/3%
	Corporate Recurring Revenue Margin			Customer Retention		16 2/3%
Individual	Individual Objectives	20%		Business Unit-specific metric		16 2/3%

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COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

What was changed from Fiscal Year 2014	Why changes were made for Fiscal Year 2015
Replaced the Steady-State Free Cash Flow (“SSFCF”) metric with EBITDA

•       We believe that EBITDA captures a greater level of impact of the value drivers of the Company’s business than SSFCF.

•       We exclude special items in order to eliminate the impact of items management believes are not indicative of the Company’s core operating performance.

•       EBITDA is a more commonly utilized metric in incentive plans in our peer group and the broader market, and is more easily understood by both investors and plan participants.

Repositioned the Net Attrition metric as a Customer Retention metric (the inverse of Net Attrition)

•       We believe that Customer Retention provides the Company’s employees with a stronger positive focus of increasing the number of customers retained compared to the positioning as a Net Attrition metric, where messaging is focused on reducing the number of customers lost.

Eliminated the concept of Strategic Modifiers and introduced Business Unit-level metrics for those employees (including certain of the Company’s Executive Officers) who support one of the Company’s Business Units, while maintaining a level of alignment to overall corporate results

•       50% of the funding of the annual incentive for employees supporting one of the Company’s Business Units is aligned to the results of the Business Unit, with the other 50% of the funding aligned to overall corporate results

•       The Strategic Modifiers in place in fiscal year 2014 were intended to focus on growth in the Company’s Small Business channel and on controlling the costs related to serving customers. The introduction of Business Unit-level metrics across all of the Company’s Business Units is intended to focus employees on driving results which they have more ability to impact within their respective Business Unit, while still maintaining the focus on the results of the Company as a whole.

•       The introduction of the EBITDA before special items (Corporate) metric is intended to focus attention on controlling costs across the organization, eliminating the need for the Recurring Revenue Margin modifier.

Eliminated the individual objective component from the plan design and replaced with an individual performance modifier

•       This change was designed to focus participants in both the Officer Bonus Plan and the AIP on overall Company (and, as applicable, Business Unit) results as the funding mechanism for annual incentives. The individual performance modifier allows management to recognize individual contributions to the overall results by adjusting incentives for individual participants up or down within the overall pool. For participants in the Officer Bonus Plan, the individual performance modifier is limited to +/-20% of their incentive target (as adjusted for business performance).

For fiscal year 2015, the funding of annual incentive awards for Messrs. Gursahaney, Geltzeiler and Bleisch and Ms. DeVard was based solely on overall corporate results. For Mr. Ferber, President of the Residential Business Unit, and other participants in the AIP who support the Residential Business Unit, the funding of annual incentive awards was based on both overall corporate results and the results of the Residential Business Unit. For the Residential Business Unit, the Business Unit-specific metric noted in the plan design chart above was Creation Multiple, which is a metric that measures the length of time in months, on average, it takes the Company to break even on its investment in acquiring a customer account.

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COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

Determination of Annual Incentive Awards for Fiscal Year 2015

The financial performance measures and targets utilized in the AIP and Officer Bonus Plan guideline formulas for fiscal year 2015, as well as the actual results for each metric, are summarized in the table below. For Messrs. Gursahaney, Geltzeiler and Bleisch and Ms. DeVard, only the performance against overall corporate results is applicable, while for Mr. Ferber both overall corporate results and the results for our Residential Business Unit apply in equal weighting.

Performance Metric	Weighting	Performance Target	Actual Performance		Payout as a % of Target	Overall Weighted Business Performance
Messrs. Gursahaney, Geltzeiler and Bleisch and Ms. DeVard
Recurring Revenue (Corporate)*	33 1/3%	$3,325.0M	$3,337.5M	*	119.8%	39.93%
Customer Retention (Corporate)	33 1/3%	87.0%	87.8%		200%	66.67%
EBITDA before special items (Corporate)*	33 1/3%	$1,851.0M	$1,848.2M	*	97.3%	32.43%
TOTAL (rounded)						139%
Mr. Ferber
Recurring Revenue (Corporate)*	16 2/3%	$3,325.0M	$3,337.5M	*	119.8%	19.97%
Customer Retention (Corporate)	16 2/3%	87.0%	87.8%		200%	33.33%
EBITDA before special items (Corporate)*	16 2/3%	$1,851.0M	$1,848.2M	*	97.3%	16.22%
Recurring Revenue (Residential BU)	16 2/3%	$2,762.0M	$2,773.3M		119.5%	19.92%
Customer Retention (Residential BU)	16 2/3%	87.0%	87.7%		200%	33.33%
Creation Multiple	16 2/3%	30.9 months	30.5 months		128.6%	21.43%
TOTAL (rounded)						144%

*

For a definition of non-GAAP financial measures and a reconciliation to GAAP measures, see “Reconciliation of Non-GAAP Measures to GAAP Measures and Selected Definitions” on page 53 of this Proxy Statement.

The following table summarizes the calculation of bonuses for fiscal year 2015 paid to each of the NEOs. In determining the awards for the NEOs, the Compensation Committee determined that each of the NEOs met or exceeded their individual objectives for fiscal year 2015, which in turn drove above-target business performance at both the Company and Residential Business Unit levels. The Compensation Committee elected to apply individual performance adjustments at target for each of the NEOs.

Name	Base Salary		Bonus Target %		Bonus Target		Business Performance		Performance Adjusted Bonus Target	Individual Performance Adjustment	Actual Bonus Paid for Fiscal Year 2015
Mr. Gursahaney	$900,000	X	100%	=	$900,000	X	139%	=	$1,251,000	100%	$1,251,000
Mr. Geltzeiler	750,000	X	100%	=	750,000	X	139%	=	1,042,500	100%	1,042,500
Ms. DeVard	500,000	X	70%	=	350,000	X	139%	=	486,500	100%	486,500
Mr. Ferber	500,000	X	70%	=	350,000	X	144%	=	504,000	100%	504,000
Mr. Bleisch	480,000	X	70%	=	336,000	X	139%	=	467,040	100%	467,040

Changes to AIP and Officer Bonus Plan Guideline Formulas for Fiscal Year 2016

The Compensation Committee has reviewed the design of the Company’s current AIP in order to determine whether any changes are warranted for fiscal year 2016. Based upon its review, the Compensation Committee has elected to make no significant changes to the AIP for fiscal year 2016. The metrics applicable to overall corporate performance remain unchanged, as do the weightings for these metrics. As a result of the continued refinement of strategic goals related to our individual Business Units, the Compensation Committee approved changes to certain Business Unit-specific metrics for fiscal year 2016, although the overall design of the plan and the weighting of overall corporate performance and Business Unit performance metrics remains at 50% for each.

Long-Term Incentive Program (“LTIP”)

The Company’s LTIP is designed to provide a significant portion of executives’ compensation opportunity in equity-based instruments. The LTIP is a key component in aligning the long-term interests of executives with those of stockholders, thus promoting value creation for both our executives and stockholders. The annual grant process occurs in conjunction with our annual assessment of individual performance and potential, and takes into account the competitive compensation landscape. In addition to the annual grants, the Company may make equity grants in certain circumstances such as for new hires or to recognize an individual’s extraordinary contributions to the Company.

The ADT Corporation	2016 Proxy Statement 33

COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

Awards of equity under the annual LTIP process are delivered to employees utilizing a mix of PSUs, Stock Options and RSUs. The weighting of the different components of the awards varies by employee level. The target value of awards granted to the CEO and the other NEOs during the annual LTIP process are based upon the following mix of equity:

Grant Type	Weighting
PSUs	50%
Stock Options	25%
RSUs	25%

For fiscal year 2015, the Compensation Committee approved a change to the design of the LTIP similar to the change made in the AIP. The SSFCF metric, which was one of the metrics for determining the PSU performance for grants made in fiscal year 2014, was replaced with an EBITDA metric. The EBITDA measure provides a more accurate indication of the overall performance of the business and is better aligned with stockholder interests over the long-term.

In light of its decision not to provide merit increases for fiscal year 2015 for the Executive Officers, the Compensation Committee elected to provide annual equity awards for fiscal year 2015 at a level 10% above each Executive Officers’ annual long-term incentive target.

The following table describes the general terms and conditions applicable to each of the equity-based grant type:

Grant Type	Vesting	Other Terms & Conditions
PSUs

•       On the 3rd anniversary of the grant date, subject to satisfaction of performance conditions.

•       Vesting subject to performance against EBITDA (75% weighting) and TSR (25% weighting).

•       The performance range for PSUs subject to TSR is set with a threshold of the 25th percentile (representing a 40% payout) and maximum of the 75th percentile (representing a 200% payout).

• PUs accumulate dividend equivalent units with respect to dividends, which vest in accordance with (and only to the extent of) the vesting of the underlying PSU award.
Stock Options	• 25% per year over 4 years	• Granted with an exercise price equal to the closing price of the Company’s common stock on the date of grant. • Expire on the 10th anniversary of the grant date unless forfeited earlier.
RSUs	• 25% per year over 4 years	• RSUs accumulate dividend equivalent units with respect to dividends, which vest in accordance with the vesting of the underlying RSU award.

The Compensation Committee has reviewed the design of the Company’s current LTIP in order to determine whether any changes are warranted for fiscal year 2016. Based upon its review, the Compensation Committee has made no changes to the LTIP and will utilize the current design for fiscal year 2016.

Process for Determining Executive Officer Compensation (including NEOs)

Role of Compensation Committee

The Compensation Committee consists exclusively of independent directors who satisfy the requirements of which are set forth in the NYSE listing rules, and who are also considered “outside directors” as defined in Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for, among other things, reviewing the performance of and approving the compensation awarded to our Executive Officers, other “senior officers” subject to the filing requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and “senior executives” (those executives who are not senior officers, but who have a base salary of $350,000 or greater). The Compensation Committee also reviews CEO performance and makes recommendations regarding his compensation to the independent members of the Board of Directors.

Role of Independent Compensation Consultant

The Compensation Committee regularly works with an independent compensation consultant in carrying out its duties. The Compensation Committee has the sole authority to retain, compensate and terminate the independent compensation consultant and any other advisors necessary to assist it in its evaluation of non-management director, CEO or other senior officer and senior executive compensation. The Compensation Committee has, since fiscal year 2013, engaged Farient to provide advice to it regarding compensation practices for the Company’s Executive Officers. In fulfilling its duties to the Compensation Committee, Farient often works directly with management of the Company to prepare materials for the Committee’s review. Farient regularly attends Compensation Committee meetings and in fiscal year 2015 advised the Committee on matters including, among others:

•	an evaluation of our Executive Officers’ compensation relative to the Company’s peer group and the broader market;

•	insight and advice in connection with the design of the Company’s incentive plans, including the measures, goals, and leverage inherent in the performance plans;

•	the composition of the Company’s peer group;

•	feedback regarding the total targeted compensation for the CEO;

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COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

•	newly hired Executive Officer compensation packages;

•	regulatory developments and market trends related to executive compensation;

•	an evaluation of whether the pay programs encourage the Company’s executives to take undue risks; and

•	assistance with stockholder communications, including the Company’s stockholder engagement process and the Compensation Discussion and Analysis.

Although Farient provides advice to the Compensation Committee, it does not determine nor recommend the exact amount or form of compensation for the Executive Officers, including the NEOs. Farient provides no services to the Company other than consulting services provided to the Compensation Committee.

Prior to the retention of a compensation consultant or any other external advisor, and from time to time as the Compensation Committee deems appropriate, the Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in the NYSE listing rules.

The Compensation Committee has assessed Farient’s independence, taking into account the following factors:

•	Any other services provided by Farient to the Company;

•	Farient’s fees received from ADT as a percentage of Farient’s total revenue;

•	the policies and procedures the Company has in place to prevent conflicts of interest;

•	any business or personal relationships between Farient and the members of the Compensation Committee;

•	any ownership of Company stock by the individuals of Farient performing consulting services for the Compensation Committee; and

•	any business or personal relationship of Farient with an Executive Officer of the Company.

Farient has provided the Compensation Committee with appropriate assurances and confirmation of its independent status. The Compensation Committee believes that Farient has been independent throughout its service for the Committee and that no conflict of interest exists between Farient and the Compensation Committee.

Role of Management

In making determinations with respect to executive compensation, the Compensation Committee considers input from a number of sources, including management. Specifically, the CEO and Chief Human Resources Officer (“CHRO”) provide insight to the Compensation Committee on specific decisions and recommendations related to the compensation of the NEOs. The Compensation Committee believes that the input of the CEO and CHRO with respect to the assessment of individual performance, succession planning and retention is a key component of the process. The CHRO also supervises the preparation of materials for each Compensation Committee meeting, including individual and Company performance metrics, competitive market data and, in conjunction with the CEO, individual compensation recommendations for the Company’s executives. No Executive Officer, including the CEO, has a role in determining his or her own compensation.

Benchmarking

The Compensation Committee considers a number of factors in determining target total compensation for each of the Company’s Executive Officers. These factors include, but are not limited to, position specific market data, the executive’s experience and performance, and internal pay equity. While the Compensation Committee strives to generally target executive compensation at the median of the Company’s competitive market (including both selected peer companies and the broader competitive market) in the aggregate, it also applies discretion based upon its review of the factors noted above to make individual compensation decisions for the Company’s Executive Officers. In addition, the Compensation Committee may target above-median market compensation for specific individuals for a variety of reasons, including, but not limited to:

•	specific organizational considerations, for example, because the role is considered critical to delivering on our overall business strategy;

•	the need for specific expertise in building new or improving upon existing business functions, particularly in the process of hiring candidates from external sources; and

•	the retention of key executives the Company believes are critical to its success.

Similarly, the Compensation Committee may target below-median compensation if individuals are new in their roles or are performing a role that is narrower than what is typical in the market.

Peer Group Development

The Compensation Committee, with the assistance of Farient, its independent compensation consultant, has developed a peer group for use in making compensation decisions. While the Compensation Committee considers the executive compensation data at peer group companies, it is not the sole factor in the decision-making process. The Compensation Committee also considers general industry data from third party providers in its review of compensation for the Executive Officers. Neither the Compensation Committee nor management has any input into the companies included in these general industry surveys. The table below highlights how the companies included in the peer group were chosen, and how the compensation information related to these companies is used.

The ADT Corporation	2016 Proxy Statement 35

COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

How Peer Group Companies are Selected	How Peer Group Data is Utilized

•      Similar or related industry sector

•      Generally focused on generating subscription-based recurring revenue, with operations and revenues primarily in the United States and Canada

•      Primarily business-to-consumer (B2C) focused, although companies that are business-to-business (B2B) focused also considered

•      Generally between $1 and $10 billion in revenue, with compensation data size-adjusted for the Company’s revenue

•      As an input in determining base salaries, annual incentive targets and long-term incentive award targets (CEO and CFO)

•      As an input in the design of compensation plans

•      To validate whether our Executive Compensation program is aligned with Company performance

•      To benchmark the form and mix of equity awards granted to our employees

•      To benchmark share ownership guidelines

The Compensation Committee reviews the peer group periodically to determine whether any significant changes to the business condition of the Company or any of its peers would warrant any changes to the peer group. No changes were made to the peer group for fiscal year 2015. The peer group utilized for fiscal year 2015 was:

Allegion plc	EarthLink Holdings Corporation	Stanley Black & Decker, Inc.
Cablevision Systems Corporation	Frontier Communications Corporation	Telephone & Data Systems, Inc.
CenturyLink, Inc.	Netflix, Inc.	The Brink’s Co.
Charter Communications, Inc.	Rollins, Inc.	Tyco International Ltd.
Cincinnati Bell	SIRIUS XM Radio, Inc.	Windstream Corporation

In addition to the peer group noted above, the Compensation Committee also considers design and practice information from a number of “reference peers,” including: DIRECTV, T-Mobile US, Ascent Capital Group, Diebold Inc., US Cellular Corporation and ServiceMaster. While these companies meet the subscription-based recurring revenue and primary B2C screening criteria, most of the reference peer companies have annual revenues outside the range used in the screening process.

Executive Benefits and Perquisites

The Company’s Executive Officers, including the NEOs, are eligible to participate in the benefit plans that are available to substantially all of the Company’s employees, including its defined contribution savings plans, medical, dental and life insurance plans and long-term disability plans. Additionally, the Company provides relocation benefits when a move is required. None of the NEOs participate in a defined benefit pension plan.

Supplemental Savings and Retirement Plan

Executive Officers (US-based) are eligible to participate in the Company’s Supplemental Savings and Retirement Plan (the “SSRP”), a deferred compensation plan that permits the elective deferral of base salary and annual performance-based bonus for executives in certain career bands. The SSRP provides eligible employees the opportunity to:

•	contribute retirement savings in addition to amounts permitted under the Company’s Retirement Savings and Investment Plan (“RSIP”);

•	defer compensation on a tax-deferred basis and receive tax-deferred market-based growth; and

•	receive any Company contributions that were reduced under the RSIP due to Internal Revenue Service compensation limits.

Executive Physical Program

The Company strongly believes in investing in the health and well-being of its executives as an important component in providing continued effective leadership for the Company. As such, the Company maintains an annual executive physical program, for which all of the Executive Officers are eligible. The program allows for expenses for an annual physical to be paid for by the Company, up to a total of $3,000 per year.

Other Compensation Policies and Practices

The Company maintains certain policies and practices to ensure that its compensation programs appropriately align the interests of its executives with the interests of its stockholders. We believe that these policies and practices are aligned with executive compensation best practices.

Stock Ownership Guidelines and Share Retention Policy

The Compensation Committee believes that requiring executives to own and hold a significant amount of Company stock aligns the executives’ interests with those of its stockholders. The Compensation Committee has established the following stock ownership guidelines:

Level	Ownership Guideline (as a multiple of base salary)
Chief Executive Officer	6x
Other Executive Officers	3x

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COMPENSATION OF EXECUTIVE OFFICERS—CONTINUED

The Compensation Committee reviews ownership levels annually. Executive Officers are generally expected to continually make progress toward reaching their ownership guidelines, but the Company has no set requirement on how long an individual Executive Officer has to meet his or her applicable guideline. In addition to the stock ownership guidelines, the Compensation Committee maintains a policy that, until the ownership guidelines are met, all Executive Officers must retain a minimum of 75% of net (after-tax) shares acquired through the exercise of Stock Options or the vesting of PSUs or RSUs.

Insider Trading Policy and Equity Transaction Pre-Approval

The Company maintains an insider trading policy, applicable to all employees and directors, which prohibits the Company’s personnel from: (1) buying, selling or engaging in transactions in the Company’s securities at any time while aware of material non-public information about the Company; (2) buying or selling securities of other companies while aware of material non-public information about those companies that they become aware of as a result of business dealings between the Company and those companies; or (3) disclosing material non-public information to any unauthorized persons outside the Company.

Each of the Company’s Executive Officers, including the NEOs, is required to receive the approval of the Company’s General Counsel prior to entering into any transaction in Company securities. Generally, trading by the Executive Officers and a limited group of other Company employees is permitted only during announced “open window” trading periods that follow the public release of the Company’s periodic reports with the SEC. Employees who are subject to trading restrictions, including the NEOs, may enter into a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934. These trading plans may be entered into only during an open window, and must be approved by the Company’s General Counsel. The Company requires trading plans to include a minimum 90-day “cooling off” period before the plan becomes effective, and the trading plans may not be amended during their term. The NEO bears full responsibility if he or she violates Company policy by permitting shares to be bought or sold without pre-approval or when trading is restricted.

Anti-Hedging Policy

The insider trading policy maintained by the Company contains a provision which specifically prohibits all Company personnel from engaging in transactions in puts, calls, cashless collars, options or similar rights and obligations involving the Company’s securities, other than the exercise of any Company-issued stock options.

Equity Grant Practices

The Company’s practice is to grant annual equity awards to eligible employees on or after the second trading day after financial and other information about the Company has been widely released through a press release, news wire or periodic report filed with the SEC. This timing ensures that annual equity grants are made at a time when the market has the greatest amount of information concerning the Company’s performance, including its financial condition and results of operations, as is reasonably possible. All other equity grants during the year, which are generally comprised of new hire awards or other one-time grants, are made in conjunction with the timing of regular Compensation Committee meetings.

Change in Control and Severance Benefits

The Company’s Executive Officers, including the NEOs, may be eligible for certain benefits under either The ADT Corporation Severance Plan for U.S. Officers and Executives (the “Severance Plan”) or The ADT Corporation Change in Control Severance Plan (the “CIC Severance Plan”), depending upon the circumstances leading to their termination of service of employment with the Company. In the case of the CIC Severance Plan, a “double trigger” is required before benefits become available to the executives covered by that plan. We believe that the benefits available to the NEOs under this plan are moderate in comparison to the broader market. Details with respect to the key provisions of the severance plans currently in effect and the payments and benefits that would be payable under the plans are set forth in the section titled “Potential Payments Upon Termination or Change in Control” below.

Pay Recoupment Policy

The Company’s pay recoupment policy provides that, in addition to any other remedies available to it and subject to applicable law, the Company may recover any incentive compensation (whether in the form of cash or equity) paid by the Company to any Executive Officer that resulted from any financial result or operating metric that was impacted by the Executive Officer’s fraudulent or illegal conduct. Our Board of Directors has the sole discretion to make any and all determinations under this policy. The Compensation Committee periodically reviews this policy to determine whether any changes are warranted.

Risk Mitigation in Compensation Program Design

The Company’s compensation programs are designed to motivate employees to take appropriate levels of risk that are aligned with the Company’s strategic goals, without encouraging or rewarding excessive risk. Among the program features which balance and guard against excessive risk-taking include:

•

A mix of compensation components (fixed and variable pay, annual and long-term incentives, cash and equity) that encourage a focus on both the short and long-term interests of the Company and its stockholders;

•	Incentive awards with payouts based upon a variety of financial and operational objectives, which minimizes the risk associated with any single performance measure;

•	Incentive plans that cap maximum awards and which are not overly leveraged;

•	Stock ownership guidelines and share retention policy that align executive and stockholder interests;

•	A pay recoupment policy designed to deter excessive risk-taking; and

•	An annual risk assessment of the Company’s compensation programs by the Compensation Committee.

The Company has concluded that its compensation programs and policies are not reasonably likely to have a materially adverse effect on the Company. This conclusion is based on a risk assessment that was performed by management in conjunction with Farient and presented to and reviewed with the Compensation Committee at its October 2015 meeting.

The ADT Corporation	2016 Proxy Statement 37

REPORT OF THE COMPENSATION COMMITTEE

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis for the year ended September 25, 2015 as required by Item 407(e)(5) of Regulation S-K promulgated by the SEC. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the Compensation Discussion and Analysis for the year ended September 25, 2015 in the Company’s 2016 Proxy Statement and its incorporation by reference into the Company’s Annual Report on Form 10-K for the year ended September 25, 2015.

Submitted by the Compensation Committee of the Board of Directors:

Timothy Donahue, Chair

Richard Daly

Robert Dutkowsky

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Donahue (Chairman), Daly and Dutkowsky served as members of the Compensation Committee in fiscal year 2015. None of such committee members (i) was, during fiscal year 2015, an officer or employee of the Company or any of its subsidiaries; (ii) was formerly an officer of the Company or any of its subsidiaries; or (iii) had any relationship requiring disclosure by the Company pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the SEC. No executive officer of the Company served as an executive officer, director or member of a compensation committee of any other entity of which an executive officer or director of such entity is a member of the Compensation Committee of the Company or the Company’s Board of Directors.

38	The ADT Corporation	2016 Proxy Statement

FISCAL YEAR 2015 NEO COMPENSATION

FISCAL YEAR 2015 NEO COMPENSATION

Summary Compensation Table

The information set forth in the following table reflects compensation paid or earned by the NEOs for the fiscal years 2015, 2014 and 2013. The table reflects total compensation earned beginning in the later of fiscal year 2013 or the year an individual first became an NEO.

Name and Principal Position	Year	Salary ($)	Bonus (3) ($)	Stock / Unit (4) Awards ($)	Option (4) Awards ($)	Non-Equity (5) Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other (6) Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Naren Gursahaney President and Chief Executive Officer	2015	900,009	—	2,778,962	1,004,154	1,251,000	—	76,502	6,010,627
	2014	900,026	—	2,716,602	1,148,360	630,000	—	70,400	5,465,388
	2013	900,000	—	2,708,100	2,602,377	693,000	—	267,286	7,170,763
Michael Geltzeiler (1) SVP, Chief Financial Officer	2015	750,007	—	1,387,852	502,077	1,042,500	—	81,156	3,763,592
	2014	661,953	—	1,853,414	1,186,135	538,125	—	102,057	4,341,684

Jerri DeVard (2) SVP, Chief Marketing Officer	2015	500,000	—	739,445	267,438	486,500	—	63,736	2,057,119
	2014	251,924	—	520,078	665,952	126,594	—	90,552	1,655,100

Alan Ferber President, Residential Business Unit	2015	500,000	—	739,445	267,438	504,000	—	35,714	2,046,597
	2014	500,002	75,000	718,401	305,222	235,200	—	22,975	1,856,800
	2013	204,545	115,000	498,064	498,456	90,383	—	47,843	1,454,291
N. David Bleisch SVP, Chief Legal Officer	2015	434,171	—	438,901	160,631	467,040	—	42,811	1,543,554
	2014	425,012	—	580,489	182,831	211,374	—	337,531	1,737,237
	2013	391,667	—	417,690	320,529	191,221	—	126,404	1,447,511

(1)	Mr. Geltzeiler was appointed by the Company’s Board of Directors on October 14, 2013, with an effective start date of November 11, 2013.
(2)	Ms. DeVard was appointed by the Company’s Board of Directors on March 24, 2014, with an effective start date of March 31, 2014.
(3)

Bonus: The amounts shown in column (d) in fiscal years 2014 and 2013 for Mr. Ferber represent portions of a sign-on bonus paid when he joined the Company in April 2013, and on the first anniversary of his hire.

(4)

Stock/Unit Awards and Option Awards: The amounts in columns (e) and (f) reflect the fair value of equity awards granted in fiscal years 2015, 2014 and 2013, which consisted of stock options, RSUs and PSUs. These amounts represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718 (ASC Topic 718), excluding the effect of estimated forfeitures. Amounts were calculated based upon the price of the Company’s common stock (including the impact on the value of options under the Black-Scholes option pricing model). For stock options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of the Company’s common stock on the date of grant. For PSUs, fair value is based on a model that considers the closing market price of the Company’s common stock on the date of grant, the range of shares subject to such stock award and the estimated probabilities of vesting outcomes. The value of PSUs included in the table assumes target performance. The following amounts represent the maximum potential performance share value by individual for fiscal year 2015, determined at the time of grant (200% of the target award): Mr. Gursahaney—$3,499,868; Mr. Geltzeiler—$1,746,676; Ms. DeVard—$931,995; Mr. Ferber—$931,995; and Mr. Bleisch—$553,982.

Amounts in columns (e) and (f) for fiscal year 2014 for Mr. Geltzeiler include, in addition to the value of awards granted with respect to our annual long-term incentive plan, the value of awards representing grants of RSUs and stock options with respect to a sign-on equity award. The value of these sign-on grants included in columns (e) and (f) are $497,313 and $611,955, respectively. Amount in column (e) for fiscal year 2014 for Mr. Bleisch also includes the value of awards representing a grant of RSUs with respect to a one-time equity award in recognition of Mr. Bleisch’s critical role in supporting various Company governance issues. The value of this award included in column (e) is $146,853.

(5)

Non-Equity Incentive Plan Compensation: The amounts reported in column (g) for each NEO reflect annual cash incentive compensation for the applicable fiscal year. Annual incentive compensation for fiscal year 2015 is discussed in further detail above under the heading “Annual Incentive Compensation.”

(6)

All Other Compensation: The amounts reported in column (i) represent the Company’s contributions to its 401(k) RSIP and SSRP, taxable relocation benefits and associated tax gross-ups, and the value of the executive physical, as applicable. Details with respect to the amounts in this column are set forth below, in the All Other Compensation table.

The ADT Corporation	2016 Proxy Statement 39

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Summary Compensation Table—All Other Compensation

The components of the “All Other Compensation” column in the Summary Compensation Table for each NEO are shown in the following table.

Named Executive	Fiscal Year	Tax Gross-Ups ($) (a)	Retirement Plan Contributions ($) (b)	Miscellaneous ($) (c)	Total All Other Compensation ($)
Naren Gursahaney	2015	—	76,502	—	76,502
	2014	—	68,400	2,000	70,400
	2013	52,165	53,607	161,514	267,286
Michael Geltzeiler	2015	14,632	64,664	1,860	81,156
	2014	20,391	17,972	63,694	102,057
Jerri DeVard	2015	29,184	14,695	19,857	63,736
	2014	18,189	6,458	65,905	90,552
Alan Ferber	2015	—	33,218	2,496	35,714
	2014	—	20,873	2,102	22,975
	2013	5,699	7,500	34,644	47,843
N. David Bleisch	2015	10,971	31,840	—	42,811
	2014	75,140	29,415	232,976	337,531
	2013	4,993	24,868	96,543	126,404

(a)

The amounts shown in this column as tax gross-up payments for Messrs. Gursahaney, Geltzeiler, Ferber and Bleisch and Ms. DeVard represent tax gross-up payments made with respect to taxable relocation expenses.

(b)	Amounts represent matching contributions made by the Company on behalf of each NEO to its tax-qualified 401(k) RSIP and to its non-qualified SSRP, as applicable.
(c)

Miscellaneous compensation in fiscal year 2015 includes the value of taxable relocation benefits for Ms. DeVard (totaling $17,638), as well as the value of an executive physical for Messrs. Geltzeiler and Ferber and Ms. DeVard. Miscellaneous compensation in fiscal year 2014 includes the value of taxable relocation benefits for Messrs. Geltzeiler, Ferber and Bleisch and Ms. DeVard (totaling $63,244; $2,102; $232,976; and $65,905, respectively), as well as the value of an executive physical for Messrs. Gursahaney and Geltzeiler. In fiscal year 2013, miscellaneous compensation for Messrs. Gursahaney, Ferber and Bleisch includes the value of taxable relocation benefits (totaling $161,514; $34,644; and $95,293, respectively), as well as the value of an executive physical for Mr. Bleisch.

40	The ADT Corporation	2016 Proxy Statement

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Grants of Plan-Based Awards Table

The following table summarizes the number of RSUs and Stock Options granted to the NEOs in fiscal year 2015 pursuant to The ADT 2012 Stock and Incentive Plan (the “SIP”), as well as the grant date fair value of these awards. The table also summarizes the range of potential payouts for the NEOs under the Officer Bonus Plan and the PSU awards granted under the SIP. Actual bonus awards under the Officer Bonus Plan are reported in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.” All numbers have been rounded to the nearest whole dollar, share or unit, with the exception of the exercise price of Stock Option awards.

			Board or Committee Approval Date (c)	Estimated Future Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Grant Date Fair Value of Stock and Option Awards (3) ($) (m)
Name (a)	Award Type	Grant Date (b)		Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)
Naren Gursahaney	Performance Bonus	12/08/2014	12/08/2014	450,000	900,000	1,800,000
	Performance Share Unit (4)(5)	11/14/2014	11/14/2014				20,137	40,275	80,550				1,291,217
	Performance Share Unit (4)(6)	11/14/2014	11/14/2014				5,370	13,425	26,850				458,717
	Restricted Stock Unit (4)	11/14/2014	11/14/2014							28,600			1,029,028
	Stock Option (4)	11/14/2014	11/14/2014								119,400	35.98	1,004,154
Michael Geltzeiler	Performance Bonus	12/08/2014	12/08/2014	375,000	750,000	1,500,000
	Performance Share Unit (4)(5)	11/14/2014	11/14/2014				10,050	20,100	40,200				644,406
	Performance Share Unit (4)(6)	11/14/2014	11/14/2014				2,680	6,700	13,400				228,932
	Restricted Stock Unit (4)	11/14/2014	11/14/2014							14,300			514,514
	Stock Option (4)	11/14/2014	11/14/2014								59,700	35.98	502,077
Jerri DeVard	Performance Bonus	12/08/2014	12/08/2014	175,000	350,000	700,000
	Performance Share Unit (4)(5)	11/14/2014	11/14/2014				5,362	10,725	21,450				343,844
	Performance Share Unit (4)(6)	11/14/2014	11/14/2014				1,430	3,575	7,150				122,154
	Restricted Stock Unit (4)	11/14/2014	11/14/2014							7,600			273,448
	Stock Option (4)	11/14/2014	11/14/2014								31,800	35.98	267,438
Alan Ferber	Performance Bonus	12/08/2014	12/08/2014	175,000	350,000	700,000
	Performance Share Unit (4)(5)	11/14/2014	11/14/2014				5,362	10,725	21,450				343,844
	Performance Share Unit (4)(6)	11/14/2014	11/14/2014				1,430	3,575	7,150				122,154
	Restricted Stock Unit (4)	11/14/2014	11/14/2014							7,600			273,448
	Stock Option (4)	11/14/2014	11/14/2014								31,800	35.98	267,438
N. David Bleisch	Performance Bonus	12/08/2014	12/08/2014	168,000	336,000	672,000
	Performance Share Unit (4)(5)	11/14/2014	11/14/2014				3,187	6,375	12,750				204,383
	Performance Share Unit (4)(6)	11/14/2014	11/14/2014				850	2,125	4,250				72,609
	Restricted Stock Unit (4)	11/14/2014	11/14/2014							4,500			161,910
	Stock Option (4)	11/14/2014	11/14/2014								19,100	35.98	160,631

The ADT Corporation	2016 Proxy Statement 41

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

(1)

Amounts reported in columns (d) through (f) represent potential annual performance bonuses that the NEOs could have earned under the Company’s Officer Bonus Plan for fiscal year 2015. The range of potential payouts is based upon the guideline formula the Compensation Committee uses to exercise its available “negative discretion” under the plan. The Compensation Committee established a maximum payout of 200% of target. Threshold amounts assume minimum performance levels are achieved with respect to each performance measure.

(2)

Amounts reported in columns (g) through (i) represent potential share payouts with respect to PSU awards that were made in connection with the fiscal year 2015 long-term incentive grant. PSU awards will vest at the end of the three-year performance period, based upon the Company’s performance against its EBITDA and TSR targets. The threshold amounts shown above reflect the number of shares which would be delivered assuming that threshold attainment was met for the performance metrics. The maximum amounts shown assume maximum attainment against performance metrics. PSUs accrue dividend equivalent units, but these equivalents are ultimately delivered to the recipient only to the extent that the underlying awards vest based upon performance.

(3)

Amounts reported in column (m) show the grant date fair value of the Stock Option, RSU and PSU awards granted to the NEOs. These amounts represent the fair value of the entire amount of the award calculated in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For grants of Stock Options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For grants of RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing price of the Company’s common stock on the date of grant. For grants of PSUs, fair value is based on a model that considers the closing price of the Company’s common stock on the date of grant, the range of shares subject to such stock award, and the estimated probabilities of vesting outcomes. The value of PSUs included in the table assumes target performance. However, the actual number of shares that will be delivered with respect to the PSUs will be determined based on performance through the end of the three-year performance period.

(4)	Amounts represent grants of PSUs, RSUs and/or Stock Options with respect to the Company’s annual long-term incentive plan.
(5)	PSUs which vest subject to the Company’s EBITDA performance relative to target.
(6)	PSUs which vest subject to the Company’s TSR performance relative to target.

The Company made its annual grant of equity for fiscal year 2015 in November 2014. The annual award for each of the NEOs consisted of a mix of PSUs, RSUs and Stock Options. For Stock Options, the exercise price equals the closing price of the Company’s common stock on the date of grant. Stock Options granted as part of the annual award process generally vest in equal installments over a period of four years. Each option holder has 10 years to exercise his or her Stock Option from the date of grant, unless forfeited earlier. PSUs generally vest at the end of a three-year performance period, with the number of shares delivered dependent on the achievement of applicable performance criteria. Anywhere between zero and 200% of the target number of shares may be delivered based on performance. PSUs generally accrue dividend equivalent units, which are subject to the same performance conditions applicable to the underlying award, but do not carry voting rights. RSUs granted as part of the annual award process generally vest in equal installments over four years, accrue dividend equivalent units subject to the same vesting restrictions as the underlying award, and do not carry voting rights.

42	The ADT Corporation	2016 Proxy Statement

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding Stock Option awards classified as exercisable and unexercisable and the number and value of any unvested or unearned equity awards outstanding as of September 25, 2015 for each of the NEOs. The value of any unvested or unearned equity awards outstanding is calculated based on a market value of $30.70, which was the NYSE closing price per share of the Company’s common stock on September 25, 2015.

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options: (#) Exercisable	Number of Securities Underlying Unexercised Options: (#) UnExercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Rights That Have Not Vested ($) (3)
Naren	14,741	—	31.1718	1/11/2016	83,686	2,569,160	99,012	3,039,668
Gursahaney	137,587	—	30.8309	11/20/2016
	110,850	—	34.1771	7/2/2017
	54,644	—	28.4959	8/17/2018
	201,873	—	18.5745	10/6/2018
	148,633	—	21.6169	9/30/2019
	123,965	—	23.8843	10/11/2020
	78,219	26,074	28.3870	10/11/2021
	65,700	65,700	45.9000	11/29/2022
	43,800	21,900	45.9000	11/29/2022
	19,000	57,000	44.0100	11/21/2023
	—	119,400	35.9800	11/13/2024
Michael	9,500	28,500	44.0100	11/21/2023	34,601	1,062,251	49,454	1,518,238
Geltzeiler	13,500	27,000	44.0100	11/21/2023
	—	59,700	35.9800	11/13/2024
Jerri DeVard	16,600	33,200	31.3300	5/6/2024	23,402	718,441	14,549	446,654
	4,350	13,050	31.3300	5/6/2024
	—	31,800	35.9800	11/13/2024
Alan Ferber	19,350	19,350	44.4700	5/7/2023	18,003	552,692	26,319	807,993
	5,050	15,150	44.0100	11/21/2023
	—	31,800	35.9800	11/13/2024
N. David	10,515	—	30.8309	11/20/2016	16,021	491,845	15,730	482,911
Bleisch	11,491	—	34.1771	7/2/2017
	14,410	—	18.5745	10/6/2018
	10,523	—	21.6169	9/30/2019
	20,468	—	23.8843	10/11/2020
	13,559	4,520	28.3870	10/11/2021
	6,200	3,100	45.9000	11/29/2022
	7,500	7,500	45.9000	11/29/2022
	3,025	9,075	44.0100	11/21/2023
	—	19,100	35.9800	11/13/2024

(1)

Stock Options granted to the NEOs generally vest and become exercisable one-fourth per year on each anniversary of the grant date, with the exception of certain one-time or sign-on grants. Stock Options granted to the NEOs expire on the day prior to the tenth anniversary of the grant date.

(2)

The amounts shown in this column represent unvested awards of RSUs, including outstanding dividend equivalent units associated with the underlying RSU awards. For Messrs. Gursahaney and Bleisch, also included are the earned portion of the PSU awards granted in fiscal year 2013, which at September 25, 2015 remain unvested. The three-year performance period for the fiscal year 2013 grant ended on September 25, 2015, the last day of fiscal year 2015. The vesting period for the fiscal year 2013 grant, however, did not end until November 30, 2015, which was the third anniversary of the grant date.

(3)

The amounts shown in these columns represent the market value of the unvested RSU and PSU awards calculated using a price of $30.70, which was the closing price of the Company’s common stock on the NYSE on September 25, 2015.

(4)

The amounts shown in this column represent outstanding and unvested awards of PSUs. The number of PSUs is based on the number granted (target amount) and includes outstanding dividend equivalent units associated with the underlying award. Dividend equivalent units will vest only to the extent the underlying awards vest based upon the Company’s performance against its performance targets. The three-year performance period for the fiscal year 2015 grant ends on September 30, 2017, the last day of fiscal year 2017. The three-year performance period for the fiscal year 2014 grant ends on September 30, 2016, the last day of fiscal year 2016.

The ADT Corporation	2016 Proxy Statement 43

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Vesting dates for each outstanding Stock Option award, as of September 25, 2015, for the NEOs are as follows:

	Number of Shares Underlying Vesting Awards
Year	Exercise Price ($)	Naren Gursahaney	Michael Geltzeiler	Jerri DeVard	Alan Ferber	N. David Bleisch
2015
10/12/2015	28.3870	26,074	—	—	—	4,520
11/14/2015	35.9800	29,850	14,925	7,950	7,950	4,775
11/22/2015	44.0100	19,000	23,000	—	5,050	3,025
11/30/2015	45.9000	54,750	—	—	—	6,850
2016
5/7/2016	31.3300	—	—	20,950	—	—
5/8/2016	44.4700	—	—	—	9,675	—
11/14/2016	35.9800	29,850	14,925	7,950	7,950	4,775
11/22/2016	44.0100	19,000	23,000	—	5,050	3,025
11/30/2016	45.9000	32,850	—	—	—	3,750
2017
5/7/2017	31.3300	—	—	20,950	—	—
5/8/2017	44.4700	—	—	—	9,675	—
11/14/2017	35.9800	29,850	14,925	7,950	7,950	4,775
11/22/2017	44.0100	19,000	9,500	—	5,050	3,025
2018
5/7/2018	31.3300	—	—	4,350	—	—
11/14/2018	35.9800	29,850	14,925	7,950	7,950	4,775

44	The ADT Corporation	2016 Proxy Statement

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Vesting dates for each outstanding RSU award, including outstanding dividend equivalent units, as of September 25, 2015, for the NEOs are as follows:

	Number of Shares Underlying Vesting Awards
Year	Naren Gursahaney	Michael Geltzeiler	Jerri DeVard	Alan Ferber	N. David Bleisch
2015
10/12/2015	3,783	—	—	—	1,310
11/14/2015	7,275	3,638	1,934	1,934	1,145
11/22/2015	5,547	2,761	—	1,459	886
11/30/2015	20,075	—	—	—	3,407
12/9/2015	—	—	—	—	1,926
2016
5/7/2016	—	—	1,417	—	—
5/8/2016	—	—	—	2,948	—
11/14/2016	7,275	3,637	1,933	1,933	1,144
11/22/2016	5,546	14,530	—	1,458	885
11/30/2016	—	—	—	—	554
2017
5/7/2017	—	—	12,835	—	—
5/8/2017	—	—	—	2,947	—
11/14/2017	7,275	3,638	1,933	1,933	1,145
11/22/2017	5,546	2,760	—	1,458	885
2018
5/7/2018	—	—	1,417	—	—
11/14/2018	7,275	3,637	1,933	1,933	1,144

Vesting dates for each outstanding PSU award, including outstanding dividend equivalent units, as of September 25, 2015, for the NEOs are as follows:

	Number of Shares Underlying Vesting Awards
Year	Naren Gursahaney	Michael Geltzeiler	Jerri DeVard	Alan Ferber	N. David Bleisch
2015
11/30/2015	14,089	—	—	—	1,590
2016
11/22/2016	44,374	22,186	—	11,770	7,082
2017
11/14/2017	54,638	27,268	14,549	14,549	8,648

The number of PSUs vesting on November 30, 2015 for Messrs. Gursahaney and Bleisch are shown net of the impact of Company performance.

The ADT Corporation	2016 Proxy Statement 45

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Option Exercises and Stock Vested Table

The following table sets forth information regarding option awards exercised and stock awards vested during fiscal year 2015 for the NEOs. Values have been rounded to the nearest dollar, where applicable.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Naren Gursahaney	52,447	481,473	11,575	397,570
Michael Geltzeiler	—	—	2,713	98,536
Jerri DeVard	—	—	1,398	51,894
Alan Ferber	—	—	4,338	161,071
N. David Bleisch	20,144	177,806	5,066	169,044

(1)

The amounts shown in this column reflect the value realized upon the exercise of vested stock options. The value realized is the difference between the sale price of the shares acquired via the exercise of the options and the exercise price of the options.

(2)	The amounts shown in this column reflect the value of stock awards that vested based on the NYSE closing price per share of the Company’s common stock on the date of vesting.

Non-Qualified Deferred Compensation Table

The following table presents information related to the non-qualified deferred compensation accounts of each of our NEOs as of September 25, 2015.

Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)	(b)	(c)	(d)	(e)	(f)

Naren Gursahaney	107,401	67,127	(147,122)	—	5,841,075

Michael Geltzeiler	64,726	51,414	(6,653)	—	109,487

Jerri DeVard	—	—	—	—	—

Alan Ferber	73,187	28,010	(7,155)	—	120,918

N. David Bleisch	22,695	19,319	(2,944)	(30,220)	176,406

(1)

The amounts shown in columns (b) and (c) reflect employee and Company contributions, respectively, under the SSRP, the Company’s non-qualified retirement savings plan. All of the amounts in column (c) are included in the Summary Compensation Table under the column heading “All Other Compensation.” Under the terms of the SSRP, an eligible executive may elect to defer up to 50% of his or her base salary and up to 100% of his or her performance bonus.

(2)	The amounts shown in this column include earnings (or losses) on the NEO’s notional account in the SSRP.

Potential Payments Upon Termination or Change in Control

Each of the NEOs is eligible for certain payments and benefits upon a termination of employment under either the Severance Plan or the CIC Severance Plan, depending on the circumstances of their termination.

Severance Plan. The NEOs would receive benefits under the Severance Plan upon an involuntary termination of employment other than for Cause, permanent disability, or death. Upon such termination, an NEO would be entitled to the following:

•	A payment equal to one and a half times his or her base salary and one and a half times his or her target annual bonus (two times base salary and two times target annual bonus for Mr. Gursahaney).

•	Continued participation in the Company’s medical, dental and health care reimbursement account coverage for 12 months following termination of employment (or until the NEO commences employment by another company and becomes eligible for coverage under the new employer’s plans), subject to the NEO’s payment of the employee portion of such coverage.

•

To the extent the NEO has not become eligible for medical, dental and health care reimbursement account coverage by a new employer after the 12-month period following termination of employment, a cash payment equal to the projected value of the employer portion of the premiums for such coverage for an additional period up to 12 months.

•

At the Company’s discretion and subject to the Officer Bonus Plan, a pro-rata bonus for the year of termination based on the actual performance of the Company and paid when bonuses are paid to other participants in the plan.

•	At the Company’s discretion, outplacement services for a period not to exceed 12 months following the termination of employment.

46	The ADT Corporation	2016 Proxy Statement

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

Each NEO must execute a general release of claims in favor of the Company in order to receive these benefits. Following termination, each NEO is prohibited from soliciting customers and employees for a period of two years, and is prohibited from competing with the Company for a period of one year.

CIC Severance Plan. In connection with a Change in Control, the NEOs would receive benefits under the CIC Severance Plan only if they had a qualifying termination of employment (an involuntary termination of employment other than for Cause, permanent disability or death, or a Good Reason Resignation, within the period beginning 60 days prior to, and ending 24 months following, a Change in Control). Upon such termination, an NEO would be entitled to the following:

•	A payment equal to two times his or her base salary and two times his or her target annual bonus.

•

Continued participation in the Company’s medical, dental and health care reimbursement account coverage for 12 months following termination of employment (or until the NEO commences employment by another company and becomes eligible for coverage under the new employer’s plans), subject to the NEO’s payment of the employee portion of such coverage.

•

To the extent the NEO has not become eligible for medical, dental and health care reimbursement account coverage by a new employer after the 12-month period following termination of employment, a cash payment equal to the projected value of the employer portion of the premiums for such coverage for an additional period of 12 months.

•	A pro-rata bonus for the year of termination based on the target bonus for the year of termination.

•	Payment of the cost of outplacement services for 12 months following the termination of employment.

Each NEO must execute a general release of claims in favor of the Company in order to receive these benefits. The Company will not reimburse an NEO with respect to any excise tax triggered by Section 280G or 4999 of the Code, but any Change in Control payments will be capped at three times the NEO’s “base amount” under Section 280G of the Code if the cap results in a greater after-tax payment to the NEO than if the payments were not capped.

Equity Awards. In addition, the individual award agreements for the outstanding equity awards provide for special treatment upon termination of employment, including termination of employment during the two-year period following a Change in Control.

•

Termination of Employment. Other than in the case of a Change in Control, if an NEO is terminated without Cause, the portion of Stock Options which would have vested within one year from the date of termination will immediately vest upon termination. All other unvested Stock Options and all unvested RSUs and PSUs will be forfeited unless the NEO is retirement eligible, in which case the RSUs or Stock Options will vest pro rata based on the number of full months of service completed from the date of grant through the termination date, and all or a portion of the PSUs will remain subject to the performance criteria and may vest upon the achievement of such performance criteria. With respect to Stock Options, the NEO will have 12 months following termination to exercise (or, for NEOs that are retirement eligible, 36 months), subject to the original term of the stock option.

•

Change in Control. During the two year period following a Change in Control, if the NEO is terminated without Cause or has a Good Reason Resignation, all outstanding Stock Options and RSUs vest in full and all outstanding PSUs vest at the target level. Stock Options remain exercisable until the earlier of (i) the expiration of the remainder of their term and (ii) up to three years following the termination date.

The ADT Corporation	2016 Proxy Statement 47

FISCAL YEAR 2015 NEO COMPENSATION—CONTINUED

The following table summarizes the severance benefits that would have been payable to each of the NEOs upon termination of employment or upon a qualifying termination in connection with a change in control, assuming that the triggering event or events occurred on September 25, 2015. Equity award amounts are calculated using a price of $30.70, which was the closing price of the Company’s common stock on the NYSE on September 25, 2015.

	Change in Control		Other Termination
Name/Form of Compensation (a)	Without Qualified Termination ($) (b)	With Qualified Termination ($) (c)	With Cause ($) (d)	Without Cause ($) (e)	Resignation/ Retirement ($) (f)	Death or Disability ($) (g)
Naren Gursahaney
Cash Severance	—	3,600,000	—	3,600,000	—	—
Benefit Continuation & Outplacement	—	21,395	—	21,395	—	—
Accelerated Vesting of Equity Awards	—	5,669,138	—	60,309	—	5,669,138
Total	—	9,290,533	—	3,681,704	—	5,669,138
Michael Geltzeiler
Cash Severance	—	3,000,000	—	2,250,000	—	—
Benefit Continuation & Outplacement	—	17,304	—	17,304	—	—
Accelerated Vesting of Equity Awards	—	2,580,489	—	—	—	2,580,489
Total	—	5,597,792	—	2,267,304	—	2,580,489
Jerri DeVard
Cash Severance	—	1,700,000	—	1,275,000	—	—
Benefit Continuation & Outplacement	—	21,027	—	21,027	—	—
Accelerated Vesting of Equity Awards	—	1,165,096	—	—	—	1,165,096
Total	—	2,886,123	—	1,296,027	—	1,165,096
Alan Ferber
Cash Severance	—	1,700,000	—	1,275,000	—	—
Benefit Continuation & Outplacement	—	21,395	—	21,395	—	—
Accelerated Vesting of Equity Awards	—	1,360,685	—	—	—	1,360,685
Total	—	3,082,080	—	1,296,395	—	1,360,685
N. David Bleisch
Cash Severance	—	1,632,000	—	1,224,000	—	—
Benefit Continuation & Outplacement	—	21,395	—	21,395	—	—
Accelerated Vesting of Equity Awards	—	985,210	—	465,337	464,465	985,210
Total	—	2,638,606	—	1,710,732	464,465	985,210

48	The ADT Corporation	2016 Proxy Statement

COMPENSATION OF NON-MANAGEMENT DIRECTORS

COMPENSATION OF NON-MANAGEMENT DIRECTORS

Compensation for our non-management directors consists of an annual cash retainer in the amount of $80,000 per year, paid on a quarterly basis, and an annual equity award of RSUs with a grant date fair value of approximately $120,000 and a one-year vesting term. In addition, the non-executive chairman of our Board of Directors receives an additional cash retainer in the amount of $150,000 per year, paid quarterly. The chairs of the Audit, Compensation and Nominating and Governance Committees receive an additional cash retainer in the amount of $25,000, $20,000 and $15,000 per year, respectively, each of which is paid quarterly.

The following table sets forth information concerning the fiscal year 2015 compensation paid to our non-management directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Thomas Colligan	105,000	120,012	—	225,012
Timothy Donahue	100,000	120,012	353	220,365
Richard Daly	80,000	120,012	—	200,012
Robert Dutkowsky	80,000	120,012	2,486	202,498
Bruce Gordon	245,000	120,012	—	365,012
Bridgette Heller	80,000	120,012	1,224	201,236
Kathleen Hyle	80,000	120,012	338	200,350
Christopher Hylen (3)	58,444	140,047	—	198,491

(1)

This column reflects the fair value of the awards granted to our non-management directors calculated in accordance with ASC Topic 718, excluding estimated forfeitures. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing price of the Company’s common stock per share on the NYSE on the date of grant. RSUs granted to non-management directors generally vest and the underlying units are converted to shares and delivered to non-management directors on the first anniversary of the grant date. The value of dividend equivalent units granted in connection with dividends paid on the Company’s common stock during fiscal year 2015 are excluded.

(2)	This column reflects the value of the discount on security monitoring services provided by the Company, as well as the value of system installation, where applicable.
(3)

The value of stock awards includes, in addition to the annual grant awarded to all non-management directors in conjunction with the Company’s Annual Meeting on March 17, 2015, the value of a “stub grant” made to Mr. Hylen. This stub grant represented a pro-rated grant covering the period from the date of his appointment to the Board of Directors (January 9, 2015) until the Annual Meeting on March 17, 2015.

The ADT Corporation	2016 Proxy Statement 49

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees ADT’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee meets separately with management, the senior internal auditor, the independent auditors and the general counsel. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is available on our website at www.adt.com. The charter, among other things, provides that the Audit Committee has direct responsibility to appoint, compensate, oversee, evaluate, and recommend termination of, when appropriate, the independent auditor. In this context, the Audit Committee:

•	reviewed and discussed the audited financial statements in ADT’s annual report on Form 10-K with management;

•

reviewed with Deloitte & Touche LLP, ADT’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of ADT’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•

received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence;

•

discussed with Deloitte & Touche LLP its independence from management and ADT and considered whether Deloitte & Touche LLP could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte & Touche LLP the matters required to be discussed by statement on Auditing Standard No. 16, “Communications with Audit Committees”; and

•

discussed with ADT’s internal auditors and Deloitte & Touche LLP the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of ADT’s internal controls and the overall quality of ADT’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 25, 2015 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Thomas Colligan, Chair

Bridgette Heller

Kathleen Hyle

Christopher Hylen

50	The ADT Corporation	2016 Proxy Statement

PROPOSAL NUMBER TWO

PROPOSAL NUMBER TWO—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and evaluation of the performance of the work of the Company’s independent registered public accounting firm. The Audit Committee reviews and evaluates the performance of the work of the Company’s independent auditor’s lead audit partner, and as required by law, ensures the regular rotation of the lead audit partner having primary responsibility for the audit and the regular rotation of the audit partner responsible for reviewing the audit. On January 7, 2016, the Audit Committee appointed the firm of Deloitte & Touche LLP (“D&T”), as the Company’s independent registered public accounting firm to audit its financial statements for fiscal year 2016. D&T has served as the Company’s independent registered public accounting firm continually since September 2012. The Audit Committee and the Board of Directors believe that the continued retention of D&T as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders, and recommends that stockholders ratify the appointment of D&T as the Company’s independent registered public accounting firm for fiscal year 2016. Stockholder approval of the appointment of D&T is not required, but the Audit Committee and the Board of Directors are submitting the selection of D&T for ratification to obtain our stockholders’ views. In the event the stockholders do not ratify the appointment of D&T as the Company’s independent auditors for fiscal year 2016, the Audit Committee and the Board of Directors will consider the voting results and evaluate whether to select a different independent auditor.

Representatives of D&T will attend the Annual Meeting and will be available to respond to appropriate questions. Although D&T has indicated that no statement will be made, an opportunity for a statement will be provided.

The Audit Committee approves, in advance, all audit engagement fees and the terms of all audit services to be provided by the independent auditor. Set forth below are the aggregate audit and non-audit fees billed to the Company by D&T for fiscal years 2014 and 2015:

Audit and Non-Audit Fees

	2014	2015
Audit Fees	$2,687,850	$2,687,028
Audit-Related Fees	40,800	29,685
Tax Fees	128,945	321,623
All Other Fees	2,000	2,000
Total:	2,859,595	3,040,336

Audit Fees: These amounts represent fees of D&T for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with regulatory filings and similar engagements for the fiscal year.

Audit-Related Fees: Audit-related fees consist of fees billed for services performed by D&T that are reasonably related to the performance of the audit or review of the Company’s financial statements, including the audits of employee benefit plans.

Tax Fees: Tax fees consist of fees billed for professional services performed by D&T with respect to tax compliance, tax planning and tax advice for U.S. and Canadian operations.

All Other Fees: All Other Fees consist of permitted services other than those that meet the criteria above and relate to accounting research subscriptions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors’ independence is not impaired. Under the policy, the Audit Committee annually, and from time to time, pre-approves the audit engagement fees and terms of all audit and permitted non-audit services to be provided by the independent auditor.

The Audit Committee considered whether providing the non-audit services shown in the table above was compatible with maintaining D&T’s independence and concluded that it was.

The Audit Committee and the Board of Directors unanimously recommend that stockholders vote FOR the ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for fiscal year 2016.

The ADT Corporation	2016 Proxy Statement 51

PROPOSAL NUMBER THREE

PROPOSAL NUMBER THREE—NON-BINDING ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we request our stockholders’ non-binding advisory vote on the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the section of this Proxy Statement under “Compensation of Executive Officers” on pages 26 to 48.

The Company currently intends to hold such votes annually. Accordingly, the next such vote will be held at the Company’s 2017 Annual Meeting of Stockholders.

In considering their vote, stockholders should know that our compensation objectives, policies, practices and programs are designed to attract and retain the talent needed to align with the strategic mission of ADT and to drive financial performance and incentivize execution of our business strategy. Our compensation programs and practices are intended to reward our named executive officers for their performance in implementing our strategy to grow our business and create long-term stockholder value. We believe our programs effectively link executive pay to the financial performance of the Company while also aligning our named executive officers’ interests with the interests of our stockholders.

We are seeking our stockholders’ support for our executive officer compensation as detailed in this Proxy Statement. This proposal conforms to SEC requirements and seeks our stockholders’ views on our executive compensation, compensation philosophy, pay principles and pay practices as described in this Proxy Statement. The advisory vote is non-binding and it will not be binding on the Board of Directors or obligate it to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions for executive officers.

The Board of Directors unanimously recommends that stockholders support this proposal and vote FOR the following resolution:

“RESOLVED, that the compensation paid to The ADT Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

52	The ADT Corporation	2016 Proxy Statement

OTHER MATTERS

OTHER MATTERS

Registered and Principal Executive Offices

The registered and principal executive offices of The ADT Corporation are located at 1501 Yamato Road, Boca Raton, Florida 33431 and its telephone number is (561) 988-3600.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can request prompt delivery of a copy of the proxy materials by writing to: Broadridge, Attention Householding Dept., 51 Mercedes Way, Edgewood, NY 11711 or by calling 1-800-542-1061.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES AND SELECTED DEFINITIONS

Recurring revenue in constant currency, earnings before interest, taxes, depreciation and amortization (EBITDA), EBITDA in constant currency, EBITDA Margin, pre-SAC EBITDA, pre-SAC EBITDA margin, and steady-state free cash flow (SSFCF), in each case “before special items,” are non-GAAP measures that may be used from time to time and should not be considered replacements for GAAP results.

Recurring revenue in constant currency is a useful measure because it provides transparency to the underlying performance in markets outside the United States by excluding the effect that foreign currency exchange rate fluctuations have on comparability. Recurring revenue in constant currency as presented herein may not be comparable to similarly titled measures reported by other companies. The difference between revenue (the most comparable GAAP measure) and recurring revenue in constant currency (the non-GAAP measure) is the exclusion of the impact of foreign currency exchange fluctuations. This is also the primary limitation of this measure, which is best addressed by using recurring revenue in constant currency in combination with GAAP revenue.

EBITDA is a useful measure of the Company’s success in acquiring, retaining and servicing our customer base and ability to generate and grow recurring revenue while providing a high level of customer service in a cost-effective manner. The difference between Net Income (the most comparable GAAP measure) and EBITDA (the non-GAAP measure) is the exclusion of interest expense, the provision for income taxes, depreciation and amortization expense. Excluding these items eliminates the impact of expenses associated with our capitalization and tax structure as well as the impact of non-cash charges related to capital investments.

Pre-SAC EBITDA is useful because it measures the Company’s operational profits from its existing customer base by excluding certain revenue and expenses related to acquiring new customers. The difference between Net Income (the most comparable GAAP measure) and pre-SAC EBITDA (the non-GAAP measure) is the exclusion of interest expense, the provision for income taxes, depreciation expense, amortization expense, gross subscriber acquisition cost expenses and revenue associated with the sale of equipment. Excluding these items eliminates the impact of expenses associated with our capitalization and tax structure, the impact of non-cash charges related to capital investments and the impact of growing our subscriber base.

In addition, from time to time, the Company may present EBITDA and pre-SAC EBITDA before special items, which are the respective measures adjusted to exclude the impact of the items highlighted below. These numbers provide information to investors regarding the impact of certain items management believes are useful to identify, as described below. EBITDA and pre-SAC EBITDA may also be presented at constant currency. Constant currency presentation is useful because it provides transparency to the underlying performance in markets outside the U.S. by excluding the effect that foreign currency exchange rate fluctuations have on comparability.

There are material limitations to using EBITDA and pre-SAC EBITDA. EBITDA and pre-SAC EBITDA may not be comparable to similarly titled measures reported by other companies. Furthermore, EBITDA and pre-SAC EBITDA does not take into account certain significant items, including depreciation and amortization, interest expense and tax expense, which directly affect our net income. Additionally, pre-SAC EBITDA does not take into account expenses related to acquiring new customers. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering EBITDA and pre-SAC EBITDA in conjunction with net income as calculated in accordance with GAAP. The EBITDA and pre-SAC EBITDA discussion above is also applicable to the respective margin measures.

The ADT Corporation	2016 Proxy Statement 53

RECONCILIATION OF NON-GAAP MEASURES TO GAAP MEASURES AND SELECTED DEFINITIONS—CONTINUED

SSFCF is a useful measure of pre-levered cash that is generated by the Company after the cost of replacing recurring revenue lost to attrition, but before the cost of new subscribers that drive recurring revenue growth. The difference between Net Income (the most comparable GAAP measure) and SSFCF (the non-GAAP measure) consists of the factors discussed above regarding pre-SAC EBITDA, on a quarter-to-date basis. Pre-SAC EBITDA is then annualized and adjusted for additional factors, described in the reconciliation below, required to maintain the steady-state. Certain components of these inputs are determined using trailing twelve month information or information from the most recent quarter.

In addition, from time to time the Company may present SSFCF before special items, which is SSFCF adjusted to exclude the impact of the special items highlighted below. These numbers provide information to investors regarding the impact of certain items management believes are useful to identify, as described below.

The limitation associated with using SSFCF is that they adjust for certain items that are ultimately within management’s and the Board of Directors’ discretion to direct, and therefore, may imply that there is less or more cash that is available than the most comparable GAAP measure. This limitation is best addressed by using SSFCF in combination with other GAAP financial measures.

SSFCF as presented herein may not be comparable to similarly titled measures reported by other companies. This measure should be used in conjunction with other GAAP financial measures. Investors are urged to read the Company’s financial statements as filed with the U.S. Securities and Exchange Commission, as well as the accompanying reconciliations below that show the elements of the GAAP measure.

The Company has presented EBITDA, EBITDA Margin, pre-SAC EBITDA, SSFCF and other measures (such as recurring revenue) before special items. Special items include charges and gains related to acquisitions, integrations, restructurings, impairments, and other income or charges that may mask the underlying operating results and/or business trends of the Company. The Company utilizes these measures to assess overall operating performance, as well as to provide insight to management in evaluating overall operating plan execution and underlying market conditions. These measures may be used as components in the Company’s incentive compensation plans in which case may include other adjustments which were not contemplated in the annual incentive plan target setting process. These measures are useful for investors because they may permit more meaningful comparisons of the Company’s underlying operating results and business trends between periods. The difference between the measures before and after special items and/or the results of recent acquisitions is the impact of those items. The limitation of these measures is that they exclude the impact (which may be material) of items that increase or decrease the Company’s reported operating income, operating margin, net income and EPS. This limitation is best addressed by using the non-GAAP measures in combination with the most comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease on reported results.

54	The ADT Corporation	2016 Proxy Statement

GAAP TO NON-GAAP RECONCILIATIONS

THE ADT CORPORATION

GAAP to Non-GAAP Reconciliations

(Unaudited)

EBITDA and Pre-SAC EBITDA Before Special Items

	For the Twelve Months Ended	For the Twelve Months Ended	For the Twelve Months Ended
($ in millions)	September 25, 2015	September 26, 2014	September 27, 2013
Net Income (GAAP)	$296	$304	$421
Interest expense, net	205	192	117
Income tax expense	141	128	221
Depreciation and intangible asset amortization	1,124	1,040	942
Amortization of deferred subscriber acquisition costs	141	131	123
Amortization of deferred subscriber acquisition revenue	(163)	(151)	(135)

EBITDA	$1,744	$1,644	$1,689
Restructuring and other, net	6	17	(1)
Acquisition and integration costs	4	7	2
Radio conversion costs	55	44	0
Separation costs	0	17	23
Separation related other expense (income) (1)	(1)	38	(23)

EBITDA before special items	$1,808	$1,767	$1,690

EBITDA Margin before special items	50.6%	51.8%	51.1%
Foreign exchange impact (2)	15
Other adjustments (3)	25

EBITDA before specials, at constant currency, excluding other adjustments	$1,848

EBITDA before special items	$1,808
Subscriber acquisition cost expenses, net of related revenue	434

Pre-SAC EBITDA before special items	$2,242

(1)	Relates to the 2012 Tax Sharing Agreement between Tyco, ADT and Pentair.
(2)	Constant currency results above are calculated by translating current period amounts in local currency using a budgeted currency conversion rate.
(3)	Adjustments related to items which were not contemplated in the annual incentive plan target setting process.

The ADT Corporation	2016 Proxy Statement 55

GAAP TO NON-GAAP RECONCILIATIONS—CONTINUED

(Unaudited)

SSFCF Before Special Items

	For the Quarters Ended
($ in millions)	September 25, 2015	September 26, 2014
Last quarter, annualized pre-SAC EBITDA before special items	$2,268	$2,264
SAC required to maintain recurring revenue (1)	(1,262)	(1,288)
Maintenance capital expenditures	(10)	(10)

SSFCF before special items	$996	$966

(1)	SAC required to maintain recurring revenue is calculated as follows:

	For the Quarters Ended
($ in millions)	September 25, 2015	September 26, 2014
Last quarter average recurring revenue under contract for the period	$278	$273
Trailing twelve month disconnects net of price escalation (2)	14.5%	14.7%
Last quarter gross recurring revenue creation multiple (3)	31.3	32.1

SAC required to maintain recurring revenue	$1,262	$1,288

(2)	Average trailing twelve month recurring revenue disconnected net of price escalations. Disconnects account for dealer chargebacks.
(3)	Gross creation cost includes amount held back from dealers for chargebacks.

56	The ADT Corporation	2016 Proxy Statement

GAAP TO NON-GAAP RECONCILIATIONS—CONTINUED

(Unaudited)

EBITDA and Pre-SAC EBITDA Before Special Items

	For the Three Months Ended	For the Three Months Ended
($ in millions)	September 25, 2015	September 26, 2014
Net Income (GAAP)	$81	$82
Interest expense, net	52	50
Income tax expense	36	27
Depreciation and intangible asset amortization	285	273
Amortization of deferred subscriber acquisition costs	36	33
Amortization of deferred subscriber acquisition revenue	(41)	(40)

EBITDA	$449	$425
Restructuring and other, net	1	2
Acquisition and integration costs	1	4
Radio conversion costs	8	17
Separation costs	—	7
Separation related other expense (income) (1)	1	3

EBITDA before special items	$460	$458

EBITDA Margin before special items	51.2%	51.9%
Subscriber acquisition cost expenses, net of related revenue	107	108

Pre-SAC EBITDA before special items	$567	$566

(1)	Relates to the 2012 Tax Sharing Agreement between Tyco, ADT and Pentair.

The ADT Corporation	2016 Proxy Statement 57

GAAP TO NON-GAAP RECONCILIATIONS—CONTINUED

(Unaudited)

Recurring Revenue, at Constant Currency, Excluding Other Adjustments

For the Twelve Months Ended
($ in millions)	September 25, 2015
Recurring revenue	$3,323
Other revenue	251

Total revenue	$3,574

Recurring revenue	$3,323
Foreign exchange impact (1)	31
Other adjustments (2)	(16)

Recurring Revenue, at constant currency, excluding other adjustments	$3,338

(1)	Constant currency results above are calculated by translating current period amounts in local currency using a budgeted currency conversion rate.
(2)	Adjustments related to items which were not contemplated in the annual incentive plan target setting process.

(Unaudited)

Constant Currency Reconciliations

	For the Twelve Months Ended
($ in millions)	September 25, 2015	September 26, 2014
Recurring Revenue:
Recurring revenue as reported	$3,323	$3,152
Recurring revenue at constant currency using budgeted rates (1)	$3,354	$3,152
Recurring revenue at constant currency (2)	$3,356	$3,152
EBITDA before special items:
EBITDA before special items as reported	$1,808	$1,767
EBITDA before special items at constant currency using budgeted rates (1)	$1,823	$1,767
EBITDA before special items at constant currency (2)	$1,824	$1,767
Steady-state free cash flow before specials:
Steady-state free cash flow before special items	$996	$966
Steady-state free cash flow before specials at constant currency (2)	$1,006	$966
(1)	Constant currency results above are calculated by translating current period amounts in local currency using a budgeted currency conversion rate.
(2)	Constant currency results above are calculated by translating current period amounts in local currency using the prior comparable period’s currency conversion rate.

58	The ADT Corporation	2016 Proxy Statement

INCORPORATION BY REFERENCE

INCORPORATION BY REFERENCE

The Report of the Compensation Committee and the Audit Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by ADT under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that ADT specifically incorporates such information by reference. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this Proxy Statement that are not clearly historical in nature are forward-looking. Without limiting the generality of the preceding sentence, any time we use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this Proxy Statement that looks towards future performance of the Company is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have included in this Proxy Statement. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

WEBSITE ACCESS TO REPORTS AND OTHER INFORMATION

We file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800 SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.adt.com. We make available free of charge through the Investor Relations tab of our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Board Governance Principles, Board committee charters, the ADT Code of Conduct, and the Stockholder Communication and Engagement Policy are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to the Corporate Secretary at The ADT Corporation, 1501 Yamato Road, Boca Raton, Florida 33431.

By order of the Board of Directors,

Lorna R. Simms

Corporate Secretary

Boca Raton, Florida

January 22, 2016

The ADT Corporation	2016 Proxy Statement 59

THE ADT CORPORATION

1501 YAMATO ROAD

BOCA RATON, FL 33431

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 14, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 14, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to "shareholder meeting registration" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99063-P71817	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

    THE ADT CORPORATION

The Board of Directors recommends you vote FOR each of the following:
1. Election of Directors

Nominees:

To be elected for terms expiring in 2017.		For	Against	Abstain

1a.	Thomas Colligan	☐	☐	☐

1b.	Richard Daly	☐	☐	☐

1c.	Timothy Donahue	☐	☐	☐

1d.	Robert Dutkowsky	☐	☐	☐

1e.	Bruce Gordon	☐	☐	☐

1f.	Naren Gursahaney	☐	☐	☐

1g.	Bridgette Heller	☐	☐	☐

1h.	Kathleen Hyle	☐	☐	☐

1i.	Christopher Hylen	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as ADT’s independent registered public accounting firm for fiscal year 2016.	☐	☐	☐

3.	To approve, in a non-binding vote, the compensation of ADT’s named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Annual Meeting of Stockholders

The ADT Corporation

March 15, 2016

8:30 a.m., Eastern Time

Grand Ballroom

Farmer’s Table Event Center

1901 N. Military Trail

Boca Raton, FL 33431

In order to assure that your votes are tabulated on time to be voted at the Annual Meeting, you must submit your proxy card or vote by phone or the Internet so that your votes are received by

11:59 p.m., Eastern Time on March 14, 2016.

This proxy card also serves as an admission ticket to our Annual Meeting. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

To Be Held on March 15, 2016:

The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

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M99064-P71817

THE ADT CORPORATION

Annual Meeting of Stockholders

March 15, 2016 8:30 a.m., Eastern Time

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE ADT CORPORATION

The undersigned hereby appoints Michael S. Geltzeiler and N. David Bleisch, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this proxy, all the shares of The ADT Corporation Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of The ADT Corporation to be held on March 15, 2016 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)